UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FARMER BROS. CO.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Dear Fellow Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co. (the “Company”), which will be held at the Dallas/Fort Worth Marriott Solana, 1301 Solana Boulevard, Building 3, Westlake, Texas 76262, on Thursday, December 6, 2018, at 10:00 a.m., Central Standard Time. The formal Notice of Annual Meeting of Stockholders and Proxy Statement, which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the meeting. You should also have received a proxy card or voting instruction form and postage-paid return envelope, which are being solicited on behalf of the Farmer Bros. Co. Board of Directors (the “Board”). Participants in the Farmer Bros. Co. Employee Stock Ownership Plan should follow the instructions provided by the plan trustee, GreatBanc Trust Company.

Among the items for which we are asking for your vote this year is the election of the Board’s director nominees. The Board is pleased to nominate Randy E. Clark and Stacy Loretz-Congdon for election as directors. We believe our two director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s stockholders. If elected, Stacy would be a new addition to the Board. As such, we invite you to learn more about her experience and why the Board has nominated her for election by reviewing information in Proposal No. 1 in the attached Proxy Statement.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please promptly submit your proxy as described on your proxy card or voting instruction form. If you choose to submit your proxy to vote your shares by the proxy card or voting instruction form, please sign, date and mail the proxy card or voting instruction form in the enclosed postage-paid return envelope. You may also submit a proxy to vote by telephone or Internet. Instructions for submitting a proxy over the Internet or by telephone are provided on the enclosed proxy card. Your cooperation is greatly appreciated.

Sincerely yours,

Michael H. Keown President and Chief Executive Officer	Randy E. Clark Chairman of the Board of Directors

********************

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

FARM@morrowsodali.com

Farmer Bros. Co.    1912 Farmer Brothers Drive,  Northlake, Texas 76262    (682) 549-6600    www.FarmerBros.com

FARMER BROS. CO.

1912 Farmer Brothers Drive

Northlake, Texas 76262

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 6, 2018

TO THE STOCKHOLDERS OF FARMER BROS. CO.:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held at the Dallas/Fort Worth Marriott Solana, 1301 Solana Boulevard, Building 3, Westlake, Texas 76262, on Thursday, December 6, 2018, at 10:00 a.m., Central Standard Time, for the following purposes:

1.

To elect two Class III directors to the Board of Directors (the “Board”) of the Company for a three-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

2.	To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019;

3.	To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers;

4.	To approve the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes; and

5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends: a vote “FOR” each of the two nominees for director named in the accompanying Proxy Statement, and a vote “FOR” proposals 2, 3 and 4 on the enclosed proxy card.

The Board has fixed the close of business on October 23, 2018 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.

*********************

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2018

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement, the Company’s 2018 Annual Report, which includes its Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and form proxy card are available at: http://proxy.farmerbros.com.

Please submit a proxy as soon as possible so that your shares can be represented and voted at the Annual Meeting in accordance with your instructions. By submitting your proxy promptly, you will save the Company the expense of further proxy solicitation. For specific instructions on submitting a proxy to have your shares voted, please refer to the instructions on the proxy card or the information forwarded by your bank, broker or other nominee. Even if you have submitted a proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy issued in your name from such bank, broker or other nominee. If you are a beneficial holder of shares held in “street name,” you should follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

If you are a participant in the Farmer Bros. Co. Employee Stock Ownership Plan (the “ESOP”), you should follow the instructions provided by the ESOP trustee, GreatBanc Trust Company (the “ESOP Trustee”), with respect to having the shares allocated to you in the ESOP voted at the Annual Meeting. If you are an ESOP participant, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the ESOP.

Your vote is very important. Please submit your proxy even if you plan to attend the Annual Meeting. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on the enclosed proxy card.

By Order of the Board of Directors

Thomas J. Mattei, Jr. Chief Legal Officer and Secretary

Northlake, Texas

[●], 2018

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement carefully and in its entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of the Proxy Statement or need help submitting a proxy for your shares, please contact the Company’s proxy solicitor:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

FARM@morrowsodali.com

APPENDIX A: Forum Selection By-Law

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED OCTOBER 15, 2018

FARMER BROS. CO.

1912 Farmer Brothers Drive

Northlake, Texas 76262

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

What are the date, time and place of the Annual Meeting?

The enclosed proxy card is being delivered with this Proxy Statement on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), in connection with the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, December 6, 2018, at 10:00 a.m., Central Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and to transact such other business as may properly come before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. The Company intends to mail this Proxy Statement, the accompanying proxy card and the Company’s 2018 Annual Report, which includes its Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (“2018 Form 10-K”), on or about October 29, 2018 to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Meeting will be held at the Dallas/Fort Worth Marriott Solana, 1301 Solana Boulevard, Building 3, Westlake, Texas 76262. If you plan to attend the Annual Meeting in person, you should review the details below under the section captioned “Who can attend the Annual Meeting?”

What am I voting on?

You will be entitled to vote on the following proposals at the Annual Meeting:

•

The election of two Class III directors to serve on our Board for a three-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

•	The ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

•	The approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s named executive officers; and

•	The approval of the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.

How does the Board recommend that I vote?

The Board recommends that you vote using the enclosed proxy card:

•

“FOR” the election of each of the two nominees named herein to serve on our Board as Class III directors for a three-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

•	“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

•	“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our named executive officers; and

•

“FOR” the approval of the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.

Who can vote?

The Board has set October 23, 2018 as the record date (the “Record Date”) for the Annual Meeting. You are entitled to notice of and to vote at the Annual Meeting any shares of common stock, par value $1.00 per share, of the Company (“Common Stock”), and any shares of Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”), on an as-converted basis, in each case, of which you are the holder of record as of the close of business on the Record Date. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the principal executive offices of the Company located at 1912 Farmer Brothers Drive, Northlake, Texas 76262 for the ten days prior to the Annual Meeting and also at the Annual Meeting.

How many shares are outstanding and how many shares are needed for a quorum?

At the close of business on the Record Date, [●] shares of Common Stock entitled to [●] votes, and 14,700 shares of Series A Preferred Stock entitled to [●] votes, for a total of [●] votes, were outstanding and entitled to vote at the Annual Meeting. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of the Common Stock as a single class. The Company has no other class of securities outstanding.

A majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business. If you are a record holder of shares of Common Stock or Series A Preferred Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) represented and entitled to vote at the Annual Meeting.

What is the difference between a record holder and a beneficial owner?

If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.

How can I vote my shares?

You may vote your shares at the Annual Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee—beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):

•

By mail. You may vote your shares by completing, signing and mailing the enclosed proxy card (or voting instruction form in the case of beneficial holders). Please refer to your proxy card or voting instruction form for instructions on either submitting your proxy or voting by mail.

•

Over the Internet. If you have access to the Internet, you may submit your proxy over the Internet by following the instructions included on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom Internet voting is available). Please refer to your proxy card or voting instruction form for instructions on either submitting a proxy or voting over the Internet.

•

By telephone. You may submit a proxy to have your shares voted by calling a toll-free telephone number listed on the enclosed proxy card (or voting instruction form in the case of beneficial holders for whom telephone voting is available). Please refer to your proxy card or voting instruction form for instructions on submitting a proxy by phone.

•

In person at the Annual Meeting. Stockholders are invited to attend the Annual Meeting and vote in person at the Annual Meeting. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to vote those shares in person at the Annual Meeting. If you are a record holder, you are encouraged to complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope regardless of whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.

A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.

As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available—please refer to the voting instruction form provided by your bank, broker or other nominee for more information.

If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).

How do I vote if I am an ESOP participant?

The ESOP owns approximately 9.1% of the Company’s outstanding voting securities, based on 16,977,701 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 397,215 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2018. Each ESOP participant has the right to direct the ESOP Trustee on how to vote the shares of Common Stock allocated to his or her account under the ESOP. The ESOP Trustee will vote all of the unallocated ESOP shares (i.e., shares of Common Stock held in the ESOP, but not allocated to any participant’s account) and allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion. If you are an ESOP participant and want to revoke any prior voting instructions you provided to the ESOP Trustee in respect of the Annual Meeting, you must contact the ESOP Trustee.

If you are a participant in the ESOP, although you may attend the Annual Meeting in person, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to stockholders and their duly-appointed proxy holders as of the close of business on the Record Date with proof of ownership of the Company’s Common Stock or Series A Preferred Stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock or Series A Preferred Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting. If you are a participant in the ESOP, although you may attend the Annual Meeting in person if you can provide proof that you are an ESOP participant, you will not be able to cast a vote at the meeting with respect to any shares you hold through the ESOP. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership.

We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures. No cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a proxy to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is very important. Please submit your proxy card even if you plan to attend the Annual Meeting.

How will votes be tabulated?

All votes will be tabulated by the inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.

What is a “broker non-vote”?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Deloitte as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the advisory vote to approve the compensation paid to our named executive officers, and the approval of the Company’s forum selection by-law, because they are considered non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your share on these proposals.

What vote is required to approve each proposal?

Election of Directors. Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.

Ratification of Accountants. The ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2019 requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.

Advisory (Non-Binding) Vote to Approve the Compensation Paid to our Named Executive Officers. The advisory (non-binding) vote to approve the compensation paid to the Company’s named executive officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s named executive officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.

Approval of Forum Selection By-Law. Although stockholder approval is not required to amend the Company’s Amended and Restated By-Laws (“By-Laws”), the Board of Directors believes this is an important issue and that it is in the best interests of the Company and its stockholders to seek a stockholder vote to approve the amendment to our By-Laws approved by the Board to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes. The approval of the Company’s forum selection by-law requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.

What do I do if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the enclosed proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.

How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?

As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy as follows:

•

“FOR” the election of each of the two Board nominees named herein to serve on our Board as Class III directors for a three-year term of office expiring at the Company’s 2021 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

•	“FOR” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending June 30, 2019;

•	“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our named executive officers; and

•

“FOR” the approval of the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof.

On September 7, 2018, the Company received a stockholder notice from Jeanne Farmer Grossman informing the Company that she intended to nominate herself to stand for election to the Board at the Annual Meeting, however this notice was subsequently withdrawn on October 14, 2018. On October 8, 2018, the Company’s counsel began discussions with Dr. Richard F. Farmer, Ms. Grossman’s brother, and agreed to work constructively with Dr. Farmer to identify a mutually acceptable individual who could be appointed to the Board. Such individual would need to be independent and would be subject to the Nominating and Corporate Governance Committee’s vetting processes. If an individual is identified and agreed upon, the Board would expand the size of the Board to accommodate the individual’s appointment. Other than the notice from Ms. Grossman, no other stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

How can I revoke a proxy?

If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262, a written notice of revocation or a duly executed proxy bearing a later date, by attending the Annual Meeting in person and voting in person, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). ESOP participants must contact the ESOP Trustee directly to revoke any prior voting instructions.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

Are there interests of certain persons in matters to be acted upon?

No director or executive officer of the Company who has served at any time since the beginning of the 2018 fiscal year, and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1—Election of Directors.

Who will solicit proxies on behalf of the Board?

The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, certain executive officers and other employees of the Company.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who is paying for the cost of this proxy solicitation?

The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the ESOP Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2018 Annual Report, which includes our 2018 Form 10-K, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

Who can answer my questions?

Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies:

470 West Avenue

Stamford, Connecticut 06902

Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)

Banks and Brokers Call Collect: (203) 658-9400

FARM@morrowsodali.com

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this Proxy Statement and the 2018 Annual Report, which includes our 2018 Form 10-K, and directions to the Annual Meeting are also available at http://proxy.farmerbros.com. You may also contact Morrow Soldali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Under the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and By-Laws, the Board of Directors is divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors is subject to a stockholder vote. Class III consists of two directors whose term of office expires at the Annual Meeting and whose successors will be elected at the Annual Meeting to serve until the 2021 Annual Meeting of Stockholders. Class I consists of three directors, continuing in office until the 2019 Annual Meeting of Stockholders. Class II consists of two directors, continuing in office until the 2020 Annual Meeting of Stockholders.

The authorized number of directors is set forth in the Company’s Certificate of Incorporation and shall consist of not less than five nor more than nine members, the exact number of which shall be fixed from time to time by resolution of the Board. The authorized number of directors is currently seven. If the number of directors is changed, any increase or decrease will be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class will hold office for a term that will coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.

Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Randy E. Clark and Stacy Loretz-Congdon for election to the Board as Class III directors. If elected at the Annual Meeting, each would serve until the 2021 Annual Meeting of Stockholders and until his or her successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

As part of the Company’s ongoing consideration of the appropriate mix of skills and expertise on the Board as well as Board refreshment, the Nominating and Corporate Governance Committee retained Spencer Stuart, a national search firm, to assist with identifying potential director nominees. The functions performed by Spencer Stuart included identifying qualified candidates, conducting interviews and background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.

In connection with its engagement, Spencer Stuart identified Stacy Loretz-Congdon as a possible director nominee and brought Ms. Loretz-Congdon to the Nominating and Corporate Governance Committee’s attention in August 2017 and then again in June 2018. The Nominating and Corporate Governance Committee viewed Ms. Loretz-Congdon as an exceptional candidate. Ms. Loretz-Congdon recently retired after a 26-year career at Core-Mark Holding Company, Inc. (“Core-Mark”), one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry in North America. Prior to her retirement, Ms. Loretz-Congdon spent nearly a decade as Core Mark’s Senior Vice President, Chief Financial Officer and Assistant Secretary. The Nominating and Corporate Governance Committee was particularly impressed with Ms. Loretz-Congdon’s significant public company and industry experience, her critical understanding of capital markets, corporate financing, accounting, mergers and acquisitions, and strategy formation and execution. In addition, if elected, Ms. Loretz-Congdon would be an independent director under the NASDAQ standards and qualified to serve on the Company’s standing committees.

Mr. Clark currently serves as a director of the Company and Chairman of the Board. Ms. Loretz-Congdon has been nominated for election to the seat currently held by Jeanne Farmer Grossman. Each of Mr. Clark and

Ms. Loretz-Congdon has agreed to be named in this Proxy Statement and to serve on our Board of Directors if elected. We have no reason to believe that either such nominee will be unable to serve on our Board of Directors if elected.

All of the present directors were elected to their current terms by the stockholders. There are no family relationships among any directors, nominees for director or executive officers of the Company. Except as disclosed below, none of the continuing directors or nominees is a director of any other publicly held company.

Vote Required

Each share of Common Stock is entitled to one vote for each of the two director seats to be filled at the Annual Meeting. Each share of Series A Preferred Stock is entitled to vote on an as-converted basis together with the Common Stock as a single class for each of the two director seats to be filled at the Annual Meeting. Each stockholder will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the enclosed proxy to vote the proxies received by them “FOR” the election of the two director nominees named herein unless the proxies direct otherwise. If either of the director nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.

Directors are elected by a plurality of the votes of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of either or both of the two nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.

Nominees for Election as Directors

Set forth below is biographical information for each of the Board’s nominees for election as a Class III director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Randy E. Clark, age 66, has served as a director of the Company since 2012. Mr. Clark has served as Chairman of the Board since December 2015, and currently serves as a member of the Audit Committee and Executive Committee, and as a member and Chair of the Compensation Committee. Mr. Clark is a retired foodservice executive. He has consulted for equity groups in the food industry since 2009 and has served on the Board of Trustees for Whitworth University since 2012. He served as President and Chief Executive Officer of Border Foods, Inc., the largest producer of green chile in the world and one of the largest producers of jalapeños in the United States, from 2008 to 2011. Mr. Clark’s earlier experience includes serving as Chief Executive Officer of Fruit Patch, Inc., one of the largest distributors of stone fruits in the United States; President and Chief Executive Officer of Mike Yurosek & Son, LLC, a produce grower and processor; and Vice President, Sales, Marketing and Production with William Bolthouse Farms, a produce grower and processor. Mr. Clark was a Professor of Accounting and Marketing at the Master’s College in Santa Clarita, California, from 1999 to 2003. Mr. Clark received his undergraduate degree from Cedarville College, an M.S. in Accounting from Kent State University, and a Doctorate in Organizational Leadership from Pepperdine University.

We believe Mr. Clark’s qualifications to serve on our Board include his leadership as a former CEO, extensive background and experience in the foodservice business, IT, manufacturing and supply chain experience, involvement in sustainability and corporate responsibility, executive compensation experience, and his accounting and financial expertise.

Stacy Loretz-Congdon, age 59, retired at the end of 2016 after 26 years of service at Core-Mark, one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry in North America, where she served in various capacities, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 through December 2016. From January 2003 to December 2006, Ms. Loretz-Congdon served as Core-Mark’s Vice President of Finance and Treasurer and from November 1999 to January 2003 served as Core-Mark’s Corporate Treasurer. Ms. Loretz-Congdon joined Core-Mark in 1990. Ms. Loretz-Congdon’s experience at Core-Mark included oversight of all finance functions, including all corporate finance disciplines, strategy execution, risk mitigation, investor relations, as well as involvement with benefits, executive compensation and technology initiatives. During her tenure as Senior Vice President and Chief Financial Officer, Ms. Loretz-Congdon served on the Information Technology Steering Committee and the Investment Committee at Core-Mark, as well as a board member of all Core-Mark subsidiaries. Core-Mark is a Fortune 500, publicly traded company listed on the NASDAQ Global Market. In 2015, Ms. Loretz-Congdon was named as one of the Top 50 female CFOs in the Fortune 500 by Business Insider and Woman of the Year by Convenience Store News. Prior to joining Core-Mark, Ms. Loretz-Congdon was an auditor for Coopers & Lybrand. Ms. Loretz-Congdon received her Bachelor of Science degree in Accounting from California State University, San Francisco. She is a certified public accountant (inactive) in the State of California. Ms. Loretz-Congdon is an NACD Governance Fellow and NACD Board Leadership Fellow demonstrating her commitment to boardroom excellence by completing NACD’s comprehensive corporate governance programs for directors.

We believe Ms. Loretz-Congdon’s qualifications to serve on our Board include her leadership as a former public company CFO, including accounting and financial expertise and regulatory compliance, as well as her financial planning and analysis, capital markets, corporate finance, M&A, IT, distribution and foodservice logistics, risk assessment, strategy formation and execution, compensation, and corporate governance experience, including her qualifications for service on the Company’s Audit Committee and Compensation Committee.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

EACH OF THE NOMINEES NAMED ABOVE.

Directors Continuing in Office

Set forth below is biographical information for each director continuing in office and a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.

Name	Age	Director Since	Class	Term Expiration	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Allison M. Boersma	53	2017	II	2020		X	X
Michael H. Keown	56	2012	I	2019
Charles F. Marcy	68	2013	I	2019	X		X	Chair
Christopher P. Mottern	74	2013	I	2019	X	Chair		X
David W. Ritterbush	52	2007	II	2020			X	X

Allison M. Boersma is currently the Chief Financial Officer and Chief Operating Officer of BRG Sports Inc., a corporate holding company of leading brands that design, develop and market innovative sports equipment, protective products, apparel and related accessories. The company’s core football brand, Riddell, is the industry leader in football helmet technology and innovation. Ms. Boersma has served as the finance and operations leader for BRG Sports since April 2016, responsible for financial oversight, including planning, treasury and risk management; leadership of global sourcing, manufacturing and distribution; human resources; strategic planning and acquisitions; and manufacturing strategy. Ms. Boersma has also served as Chief Financial Officer and Chief Operating Officer of Riddell Inc., since May 2014, and Senior Vice President Finance and Chief Financial Officer of Riddell, from February 2009 to May 2014. Previously, Ms. Boersma was a finance executive with Kraft Foods, a multinational confectionery, food and beverage conglomerate, for over 17 years, with various positions of increasing responsibility, including serving as Senior Director Finance, Global Procurement, from May 2007 to February 2009, with leadership and oversight of commodity hedging and risk management, including for coffee; execution of global strategies to improve supplier performance; commodity tracking and derivative accounting. Other positions with Kraft included Controller, Grocery Sector; Controller, Meals Division; Director, Sales Finance, Kraft Food Services Division; and Senior Manager, Corporate Financial Business Analysis. Ms. Boersma began her career as a Senior Auditor with Coopers & Lybrand. Ms. Boersma received her undergraduate degree in Accountancy from the University of Illinois Champaign-Urbana, and her Masters of Management, Marketing and Finance, from JL Kellogg Graduate School of Management.

We believe Ms. Boersma’s qualifications to serve on our Board include her CFO and COO leadership, coffee industry knowledge and foodservice experience, supply chain and manufacturing experience, accounting and financial expertise, as well as her experience in IT, risk assessment, strategy formation and execution, mergers and acquisitions, and global sourcing.

Michael H. Keown has served as the Company’s President and Chief Executive Officer since March 2012. Prior to joining the Company, Mr. Keown served in various executive capacities at Dean Foods Company, a food and beverage company, from 2003 to March 2012. He was at WhiteWave Foods Company, a subsidiary of Dean Foods, from 2004 to March 2012, including as President, Indulgent Brands from 2006 to March 2012. He was also responsible for WhiteWave’s alternative channel business comprised largely of foodservice. Mr. Keown served as President of the Dean Branded Products Group of Dean Foods from 2003 to 2004. Mr. Keown joined Dean Foods from The Coca-Cola Company, where he served as Vice President and General Manager of the Shelf Stable Division of The Minute Maid Company. Mr. Keown has over 25 years of experience in the Consumer Goods business, having held various positions with E.&J. Gallo Winery and The Procter & Gamble Company. Mr. Keown has served as Vice Chairman of the Board of Directors of World Coffee Research, a collaborative, not-for-profit 501(c)(5) research organization created by the global coffee industry, since October 2016. In October 2018, Mr. Keown was nominated to stand for election as a director of Lancaster Colony Corporation, a manufacturer and marketer of specialty food products for the retail and foodservice channels and a publicly traded company listed on the NASDAQ Global Select Market, at Lancaster Colony’s annual meeting of shareholders to be held on November 14, 2018. Mr. Keown received his undergraduate degree in Economics from Northwestern University.

We believe Mr. Keown’s qualifications to serve on our Board include his in-depth knowledge of food manufacturing, food processing and the foodservice business, marketing and consumer branding experience, expertise in global sourcing, sustainability and corporate responsibility, and his ability to provide a critical link between management and the Board of Directors thereby enabling the Board to provide its oversight function with the benefit of management’s perspective of the business.

Charles F. Marcy is a food industry consultant. He served as Chief Executive Officer of Turtle Mountain, LLC, a privately held natural foods company, and the maker of the So Delicious brand of dairy free products from May 2013 until April 2015. Prior to this, he was a principal with Marcy & Partners, Inc., providing strategic planning and acquisition consulting to consumer products companies. Mr. Marcy served as President and Chief Executive Officer and a member of the Board of Directors of Healthy Food Holdings, a holding company for branded “better-for-you” foods and the maker of YoCrunch Yogurt and Van’s Frozen Waffles from 2005 through April 2010. Previously, Mr. Marcy served as President, Chief Executive Officer and a Director of Horizon Organic Holdings, then a publicly traded company listed on NASDAQ with a leading market position in the organic food business in the United States and the United Kingdom, from 1999 to 2005. Mr. Marcy also previously served as President and Chief Executive Officer and a member of the Board of Directors of the Sealright Corporation, a manufacturer of food and beverage packaging and packaging systems, from 1995 to 1998. From 1993 to 1995, Mr. Marcy was President of the Golden Grain Company, a subsidiary of Quaker Oats Company and maker of the Near East brand of all-natural grain-based food products. From 1991 to 1993, Mr. Marcy was President of National Dairy Products Corp., the dairy division of Kraft General Foods. From 1974 to 1991, Mr. Marcy held various senior marketing and strategic planning roles with Sara Lee Corporation and Kraft General Foods. Mr. Marcy currently serves as First Vice Chair on the Board of Trustees of Washington and Jefferson College and has served on the Board of Directors of B&G, Foods, Inc. (“B&G”), a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 2010. Mr. Marcy served on the Strategy Committee and currently serves as a member and Chairman of the Audit Committee and a member of the Compensation Committee of the Board of Directors of B&G. Mr. Marcy received his undergraduate degree in Mathematics and Economics from Washington and Jefferson College, and his MBA from Harvard Business School. Mr. Marcy is an NACD Board Leadership Fellow and has demonstrated his commitment to boardroom excellence by completing NACD’s advanced corporate governance program for directors.

We believe Mr. Marcy’s qualifications to serve on our Board include his leadership as a former CEO, extensive experience in the food industry, including foodservice, manufacturing, supply chain, marketing and regulatory experience, as well as his corporate governance and public company board and executive compensation experience.

Christopher P. Mottern is an independent business consultant. He served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from 1997 to 2002 and a director of Peet’s Coffee & Tea, Inc., from 1997 through 2004. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines, now part of Diageo plc, a multinational alcoholic beverage company. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. He has served as a director, including lead director, and member of the finance committee, of a number of private companies. Mr. Mottern received his undergraduate degree in Accounting from the University of Connecticut.

We believe Mr. Mottern’s qualifications to serve on our Board include his leadership as a former CEO, coffee industry, foodservice, manufacturing, supply chain and consumer branding experience, risk oversight experience, and financial and accounting expertise.

David W. Ritterbush is currently the Chief Executive Officer of Quest Nutrition, LLC, a manufacturer and retailer of protein and nutrition food products. He has served in this position since March 2017, with oversight of the organization, including organizational structure, supply chain strategy, and product innovation. Prior to joining Quest Nutrition, Mr. Ritterbush served as Chief Executive Officer of Popchips (Sonora Mills, Inc.), a manufacturer of popped rice, corn, soy, and other grain-based snack food products, from August 2015 to February 2017. While at Popchips, Mr. Ritterbush’s responsibilities included organization leadership, restructuring, sales turnaround, refreshed branding and new product innovation, supply chain restructuring, co-manufacturing and global procurement. Previously, from April 2009 to March 2015, Mr. Ritterbush held leadership positions with Premier Nutrition Corporation, a manufacturer and retailer of beverage products, bars and shakes, including Chief Executive Officer, Post Active Nutrition from April 2014 to March 2015; Chief Executive Officer, Premier Nutrition from August 2010 to March 2014; and Chief Operating Officer from April 2009 to August 2010. While at Premier Nutrition, Mr. Ritterbush reorganized the organization, led a significant turnaround of the supply chain across facilities and co-manufacturers, restructured the sales organization, and actively participated in strategy formation and acquisitions. Prior to this, Mr. Ritterbush was Vice President/General Manager—West Business Unit, for Red Bull North America, from October 2007 to March 2009, with leadership for the West Business Unit including sales, marketing, supply chain, finance and accounting. Previously, Mr. Ritterbush was a sales and marketing executive with Dreyer’s Grand Ice Cream, Inc., for over 16 years, with various positions of increasing responsibility, including serving as Senior Vice President of Marketing—Packaged Products from October 2006 to October 2007, where he was responsible for product design, pricing, and consumer positioning. During this period, Mr. Ritterbush served as a member of Dreyer’s Operating Committee, Dreyer’s Graphics Development team, and a board member of the Starbuck’s Ice Cream partnership. Mr. Ritterbush received his undergraduate degree in Business Administration, Marketing from San Diego State University.

We believe Mr. Ritterbush’s qualifications to serve on our Board include his CEO leadership, as well as his experience in retail and national account foodservice, supply chain and manufacturing, marketing and consumer branding, millennial engagement, e-commerce, strategy formation and execution, turnaround experience, sustainability and corporate responsibility.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2019, and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Deloitte has served as the Company’s independent registered public accounting firm since fiscal 2014. A representative of Deloitte is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Deloitte as the Company’s independent registered public accounting firm is not required by the By-Laws or otherwise. However, the Board is submitting the selection of Deloitte to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Deloitte but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Deloitte. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF

THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 10, 2018, by all persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities as of such date, based on 16,977,701 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 397,215 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2018. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. As of October 10, 2018, 100% of the shares of Series A Preferred Stock were owned by Boyd Coffee Company. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Carol Farmer Waite(2)	1,678,972	9.7%
Richard F. Farmer(3)	1,357,184	7.8%
Jeanne Farmer Grossman(4)	1,564,049	9.0%
Farmer Bros. Co. Employee Stock Ownership Plan(5)	1,574,438	9.1%
Levin Capital Strategies, L.P. and affiliated entities(6)	1,236,801	7.1%
Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon, Steven R. Monieson(7)	1,027,681	5.9%

(1)

Percent of class is calculated based on total outstanding voting securities of 17,374,916, including 16,977,701 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 397,215 shares of Common Stock on an as-converted basis, outstanding as of October 10, 2018, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)

This information is based on a Schedule 13D/A filed with the SEC on January 23, 2018 (the “Waite Schedule 13D/A”) by Carol Farmer Waite and certain trusts for which she is the trustee or co-trustee (collectively, the “Waite Filing Group”), a Form 4 filed with the SEC on July 23, 2018 by Carol Farmer Waite to report the disposition of 22,437 shares of Common Stock, and a Form 4 filed with the SEC on July 27, 2018 by Carol Farmer Waite to report the disposition of 19,196 shares of Common Stock (the “Waite Form 4”). The Waite Schedule 13D/A reported that the Waite Filing Group beneficially owned an aggregate of 1,720,605 shares of Common Stock, with sole voting and dispositive power over 1,411,417 shares of Common Stock and shared voting and dispositive power over 309,188 shares of Common Stock. As reported in the Waite Form 4, following the transactions reported therein, Carol Farmer Waite is the beneficial owner of 1,678,972 shares of Common Stock. As stated in the Waite Schedule 13D/A, the address for the person authorized to receive notices and communications for the Waite Filing Group is Carol Lynn Farmer Waite, Ryan C. Wilkins, Esq., Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660.

(3)	This information is based on a Schedule 13D/A filed with the SEC on January 16, 2018 (the “Farmer Schedule 13D/A”) and a Form 4 filed with the SEC on February 1, 2018 (the “Farmer Form 4”) by Richard

F. Farmer. The Farmer Schedule 13D/A and Farmer Form 4 reported that Richard F. Farmer is the beneficial owner, with sole voting and dispositive power, of 1,357,184 shares of Common Stock through certain trusts. As stated in the Farmer Schedule 13D/A, the address for Richard F. Farmer is P.O. Box 50725, Eugene, Oregon 97405.
(4)

This information is based on a Schedule 13D filed with the SEC on April 9, 2018 (the “Grossman Schedule 13D”) by Jeanne Farmer Grossman and certain trusts for which she is sole trustee (the “Grossman Trusts”). The Grossman Schedule 13D reported that the Grossman Trusts beneficially own, with sole voting and dispositive power, an aggregate of 1,545,175 shares of Common Stock and Jeanne Farmer Grossman is the direct beneficial owner of 18,874 shares of Common Stock held in brokerage accounts. Based on the Company’s records, the 18,874 shares of Common Stock held in brokerage accounts include 2,230 shares of unvested restricted stock. As stated in the Grossman Schedule 13D, the address for the Grossman Trusts and Jeanne Farmer Grossman is c/o Carrington, Coleman, Sloman & Blumenthal, LLP, 901 Main Street, Suite 5500, Dallas, Texas 75202, Attn: Brett A. Madole.

(5)

This information is based on the Company’s records and includes 1,502,324 shares of Common Stock that are held in the ESOP and allocated to a participant’s account (“allocated shares”), and 72,114 shares of Common Stock held in the ESOP but not allocated to any participant’s account (“unallocated shares”), as of October 10, 2018, after giving effect to the allocation of shares to participant accounts for calendar year 2017. The ESOP Trustee votes allocated shares as directed by such participant or beneficiary of the ESOP. Under the terms of the ESOP, the ESOP Trustee will vote all of the unallocated shares and all of the allocated shares for which no voting directions are timely received by the ESOP Trustee, in its independent fiduciary discretion with respect to each item subject to a vote. The present members of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the ESOP, are David G. Robson, Thomas J. Mattei, Jr., Ronald J. Friedman, and Rene E. Peth. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the ESOP except for those, if any, that have been allocated to the member as a participant in the ESOP. The address of the ESOP is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262.

(6)

This information is based on a Schedule 13D/A filed with the SEC on August 22, 2018 (the “LCS Schedule 13D/A”) by Levin Capital Strategies, L.P. (“LCS”), filing jointly with Levin Capital Strategies GP, LLC (“LCS GP”), Bi-Directional Disequilibrium Fund, L.P. (“BiDD Fund”), LCS, LLC (“LCSL”), Levcap Alternative Fund, L.P. (“Levcap”), LCS Event Partners, LLC (“LCSEP”), Safinia Partners, L.P. (“Safinia”), LCS L/S, LLC (“LCSLS”), and John A. Levin (“Mr. Levin”) (collectively, the “LCS Filing Group”). The LCS Schedule 13D/A reported that the LCS Filing Group is the beneficial owner of an aggregate of 1,236,801 shares of Common Stock as follows: 1,223,864 shares of Common Stock are beneficially owned by LCS, LCS GP and Mr. Levin; 4,018 shares of Common Stock are beneficially owned, with shared voting and dispositive power, by BiDD Fund and LCSL; 4,417 shares of Common Stock are beneficially owned, with shared voting and dispositive power, by Levcap and LCSEP; and 4,502 shares of Common Stock are beneficially owned, with shared voting and dispositive power, by Safinia and LCSLS. As disclosed in the LCS Schedule 13D/A, various separately managed accounts for whom LCS acts as investment manager have the right to receive dividends from, and the proceeds from the sale of the 1,223,864 shares of Common Stock reported as beneficially owned by LCS, LCS GP and Mr. Levin. Dispositive power over such shares is shared. Voting power over such shares is deemed shared between such managed accounts and LCS with respect to 897,046 shares of Common Stock. As stated in the LCS Schedule 13D/A, the address of the LCS Filing Group is 595 Madison Avenue, 17th Floor, New York, New York 10022.

(7)

This information is based on a Schedule 13G/A filed with the SEC on February 14, 2018 (the “Trigran Schedule 13G/A”) by Trigran Investments, Inc., Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson (collectively, the “Trigran Filing Group”). The Trigran Schedule 13G/A reports that the Trigran Filing Group shares voting and dispositive power over 1,027,681 shares of Common Stock. Pursuant to the Trigran Schedule 13G/A, Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson are the controlling shareholders and/or sole directors of Trigran Investments, Inc. and may be considered the beneficial owners of the shares of Common Stock beneficially owned by Trigran Investments, Inc. As indicated in the Trigran Schedule 13G/A, the address of the Trigran Filing Group is 630 Dundee Road, Suite 230, Northbrook, Illinois 60062.

Security Ownership of Directors and Executive Officers

The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of October 10, 2018, by each of our current directors and director nominees, each of our executive officers required to be listed pursuant to Item 402 of Regulation S-K, and all of our current directors and executive officers as a group, based on 16,977,701 shares of Common Stock and 14,700 shares of Series A Preferred Stock, convertible into 397,215 shares of Common Stock, outstanding as of October 10, 2018. Each share of Series A Preferred Stock entitles the holder(s) thereof to vote on an as-converted basis together with the holders of Common Stock as a single class. For purposes of this table we have treated the Series A Preferred Stock as converted into Common Stock.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the directors, director nominees and executive officers listed has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors and Nominees:
Allison M. Boersma(2)	1,901	*
Randy E. Clark(3)	16,217	*
Jeanne Farmer Grossman(4)	1,564,049	9.0%
Stacy Loretz-Congdon(Nominee)	—	—
Charles F. Marcy(5)	13,478	*
Christopher P. Mottern(6)	19,978	*
David W. Ritterbush(2)	1,901	*
Named Executive Officers:
Michael H. Keown(7)	222,765	1.3%
David G. Robson(8)	7,357	*
Ellen D. Iobst(9)	5,803	*
Scott A. Siers(10)	34,189	*
Thomas J. Mattei, Jr.(11)	30,510	*
All directors and executive officers as a group (11 individuals)	1,918,148	10.9%

*	Less than 1%
(1)

Percent of class is calculated based on total outstanding voting securities of 17,374,916, including 16,977,701 shares of Common Stock and 14,700 shares of Series A Preferred Stock, representing 397,215 shares of Common Stock on an as-converted basis, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of October 10, 2018, and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)	Unvested shares of restricted stock.
(3)	Includes 2,230 unvested shares of restricted stock.
(4)

This information is based on the Grossman Schedule 13D. The Grossman Schedule 13D reported that the Grossman Trusts beneficially own, with sole voting and dispositive power, an aggregate of 1,545,175 shares of Common Stock and Jeanne Farmer Grossman is the direct beneficial owner of 18,874 shares of Common

Stock held in brokerage accounts. Based on the Company’s records, the 18,874 shares of Common Stock held in brokerage accounts include 2,230 shares of unvested restricted stock.
(5)	Includes 2,230 unvested shares of restricted stock.
(6)	Includes 2,230 unvested shares of restricted stock.
(7)

Includes 174,983 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,710 shares of Common Stock beneficially owned by Mr. Keown through the ESOP, rounded to the nearest whole share.

(8)

Includes 6,154 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 947 unvested shares of restricted stock and 256 shares of Common Stock beneficially owned by Mr. Robson through the ESOP, rounded to the nearest whole share.

(9)

Includes 4,790 shares of Common Stock issuable upon exercise of options which will become exercisable within 60 days, 757 unvested shares of restricted stock and 256 shares of Common Stock beneficially owned by Ms. Iobst through the ESOP, rounded to the nearest whole share.

(10)

Includes 31,589 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,172 shares of Common Stock beneficially owned by Mr. Siers through the ESOP, rounded to the nearest whole share.

(11)

Includes 27,689 shares of Common Stock issuable upon exercise of options which are currently exercisable or which will become exercisable within 60 days and 2,093 shares of Common Stock beneficially owned by Mr. Mattei through the ESOP, rounded to the nearest whole share.

CORPORATE GOVERNANCE

Director Independence

At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee and affirmatively determines whether each director or nominee qualifies as independent. The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with respect to the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In making its independence determinations, the Board reviewed transactions, relationships, behavior and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):

Director	Status
Hamideh Assadi	Independent(1)
Allison M. Boersma	Independent
Guenter W. Berger	Independent(2)
Randy E. Clark	Independent(3)
Jeanne Farmer Grossman	Not Independent(4)
Michael H. Keown	Not Independent(5)
Charles F. Marcy	Independent
Stacy Loretz-Congdon (Nominee)	Independent(6)
Christopher P. Mottern	Independent
David W. Ritterbush	Independent

(1)

Ms. Assadi stepped down as a Class II director at the end of her term on December 7, 2017. Ms. Assadi was an employee of Farmer Bros. from 1983 to 2006, including serving as Tax Manager from 1995 to 2006, Cost Accounting Manager from 1990 to 1995, Assistant to Corporate Secretary from 1985 to 1990, and in Production and Inventory Control from 1983 to 1985. Ms. Assadi is entitled to certain retiree benefits generally available to Company retirees and is entitled to a death benefit provided by the Company to certain of its retirees and employees.

(2)

Mr. Berger served as Chairman Emeritus through the end of his term as a Class II director on December 7, 2017. Mr. Berger is the former Chairman of the Board and former Chief Executive Officer of the Company. Mr. Berger is entitled to certain retiree benefits generally available to Company retirees and is entitled to a death benefit provided by the Company to certain of its retirees and employees.

(3)	Mr. Clark is the current Chairman of the Board.
(4)

Ms. Grossman is the sister of Carol Farmer Waite, a former director, and the sister of the late Roy E. Farmer and the daughter of the late Roy F. Farmer, both of whom were executive officers of the Company more than three years ago. Since January 2016, the Board has determined that, as a result of various considerations, Ms. Grossman is not independent under the NASDAQ listing standards.

(5)	Mr. Keown is the Company’s President and Chief Executive Officer.
(6)

Core-Mark was a customer of the Company in fiscal 2018 and is expected to be a customer of the Company in fiscal 2019. As described above under the heading “Proposal No. 1—Election of Directors—Nominees for Election as Directors,” Ms. Loretz-Congdon retired at the end of 2016 after 26 years of service at Core-Mark, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 to December 2016. Ms. Loretz-Congdon also serves as a Board Director and Treasurer of the Core-Mark Families Foundation, an independent non-profit foundation that provides scholarships to children of Core-Mark employees, since 2015. Ms. Loretz-Congdon owns less than 1% of the outstanding publicly traded stock of Core-Mark. The Board has determined that these relationships do not create a conflict of interest under the Company’s Code of Conduct and Ethics, do not require disclosure under Item 404(a) of Regulation S-K, and do not interfere with Ms. Loretz-Congdon’s exercise of independent judgment in carrying out the responsibilities of a director of the Company.

Board Meetings and Attendance

The Board held seven meetings during fiscal 2018, including four regular meetings and three special meetings. During fiscal 2018, each director attended at least 75% of the total number of meetings of the Board of Directors (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session in connection with each regularly scheduled Board meeting. Under the Company’s Corporate Governance Guidelines, continuing directors are expected to attend the Company’s annual meeting of stockholders absent a valid reason. All directors who were then serving were present at the 2017 Annual Meeting of Stockholders held on December 7, 2017 (the “2017 Annual Meeting”) with the exception of Hamideh Assadi and Guenter W. Berger who stepped down as Class II directors at the 2017 Annual Meeting at the end of their terms.

Charters; Code of Conduct and Ethics; Corporate Governance Guidelines

The Board maintains charters for its committees, including the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. The Board maintains Corporate Governance Guidelines as a framework to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Current standing committee charters, the Code of Conduct and Ethics and the Corporate Governance Guidelines are available on the Company’s website at www.farmerbros.com. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Board Committees

The Board of Directors has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In addition, the Board maintains an Executive Committee to assist the Board in discharging its oversight responsibilities between regular Board meetings. Summary information about each of these committees is set forth below.

Additionally, from time to time, the Board has established ad hoc or other committees, on an interim basis, to assist the Board with its consideration of specific matters, and it expects to continue to do so as it may determine to be prudent and advisable in the future. There were no such ad hoc committees in fiscal 2018.

Audit Committee

The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee’s principal purposes are to oversee, on behalf of the Board, the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. As described in its charter, the Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures, internal control over financial reporting that management has established, and compliance with ethical standards adopted by the Company; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management, including the Company’s cyber security risk. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.

During fiscal 2018, the Audit Committee held four meetings. Christopher P. Mottern currently serves as Chair, and Allison M. Boersma and Randy E. Clark currently serve as members of the Audit Committee. All directors who currently serve on the Audit Committee meet the NASDAQ composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that all such directors are independent under the NASDAQ listing standards and the rules of the SEC regarding audit committee membership. The Board has determined that at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. That person is Christopher P. Mottern, the Audit Committee Chair. Ms. Assadi served as a member of the Audit Committee through the end of her term as a director at the 2017 Annual Meeting. Allison M. Boersma was appointed to the Audit Committee following her election as a director at the 2017 Annual Meeting.

Compensation Committee

The Compensation Committee is a standing committee of the Board. As described in its charter, the Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2018 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2018 with respect to the compensation of our Named Executive Officers, are described below under the heading “Compensation Discussion and Analysis.”

The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.

During fiscal 2018, the Compensation Committee held five meetings. Randy E. Clark currently serves as Chair, and Allison M. Boersma, Charles F. Marcy and David W. Ritterbush currently serve as members of the Compensation Committee. The Board has determined that all current Compensation Committee members are independent under the NASDAQ listing standards. Ms. Assadi served as a member and Chair of the Compensation Committee through the end of her term as a director at the 2017 Annual Meeting, upon which Randy E. Clark was appointed Chair of the Compensation Committee. Allison M. Boersma and David W. Ritterbush were appointed to the Compensation Committee following their election as directors at the 2017 Annual Meeting.

Compensation Consultant

The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2018, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) for, (i) with respect to the Compensation Committee, advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes, and (ii) with respect to the Nominating and Corporate Governance Committee, consultation regarding performance assessment with respect to our President and Chief Executive Officer.

Meridian provided no other services to the Company or its affiliates during fiscal 2018 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.

Management’s Role in Establishing Compensation

The compensation of the executive officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers reporting to him, and taking into account the input of the Nominating and Corporate Governance Committee regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. Our President and Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, and SVP, Human Resources routinely attend the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the Chief Legal Officer, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other executive officer is present during the portion of the meeting at which the Compensation Committee considers the executive officer’s own compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.

Compensation Committee Interlocks and Insider Participation

Ms. Assadi, Ms. Boersma, Mr. Clark, Mr. Marcy and Mr. Ritterbush were members of the Compensation Committee during fiscal 2018. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during fiscal 2018.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is a standing committee of the Board. The Nominating and Corporate Governance Committee’s principal purposes are (i) monitoring the Company’s corporate governance structure; (ii) assisting the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance; (iii) ensuring that the Board is appropriately constituted in order to meet its fiduciary obligations, including by identifying individuals qualified to become Board members and members of Board committees, recommending to the Board director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board, and recommending to the Board membership on Board committees (including committee chairs); (iv) leading the Board in its annual review of the Board’s performance; (v) conducting the annual performance review of the Chief Executive Officer and communicating the results to the Board; and (vi) overseeing succession planning for senior management.

During fiscal 2018, the Nominating and Corporate Governance Committee met nine times. Charles F. Marcy currently serves as Chair, and Christopher P. Mottern and David W. Ritterbush currently serve as members of the Nominating and Corporate Governance Committee. The Board has determined that all current Nominating and Corporate Governance Committee members are independent under the NASDAQ listing standards. Guenter W. Berger served as a member of the Nominating and Corporate Governance Committee through the end of his term as a director at the 2017 Annual Meeting. David W. Ritterbush was appointed to the Nominating and Corporate Governance Committee following his election as a director at the 2017 Annual Meeting.

Executive Committee

The Board maintains an Executive Committee in order to assist the Board in effectively handling responsibilities between regular Board meetings. As described in its charter, the Executive Committee is authorized to exercise all powers and authority of the Board in the management of the business and affairs of the

Company, subject to certain enumerated exceptions as set forth in its charter consistent with Delaware law. During fiscal 2018, the Executive Committee met four times. The current members of the Executive Committee are Randy E. Clark, Charles F. Marcy and Christopher P. Mottern.

Director Qualifications and Board Diversity

The Nominating and Corporate Governance Committee is responsible for recommending to the Board criteria for membership on the Board (including criteria for consideration of candidates recommended by the Company’s stockholders); identifying qualified individuals for Board membership; recommending to the Board nominees to stand for election at the annual meeting of stockholders, including consideration of recommendations from stockholders; recommending to the Board director nominees to fill vacancies on the Board as they arise; and recommending to the Board membership on Board committees (including committee chairs). The Corporate Governance Guidelines maintained by the Board include guidelines for selecting nominees to serve on the Board and considering stockholder recommendations for nominees. The Board seeks to be composed of individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in connection with the other members of the Board, in providing the diversity of skills, expertise and perspectives appropriate for the business and operations of the Company and serving the long-term interests of the Company’s stockholders. All nominees should contribute substantially to the Board’s oversight responsibilities and reflect the needs of the Company’s business. The Nominating and Corporate Governance Committee believes that diversity has a place when choosing among candidates who otherwise meet the selection criteria, but the Company has not established a formal policy concerning diversity in Board composition.

In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they deem to be relevant:

•	The candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	The candidate’s experience as a board member of another publicly held company;

•	The candidate’s professional and academic experience relevant to the Company’s industry;

•	The strength of the candidate’s leadership skills;

•	The candidate’s senior level experience in food manufacturing and distribution, with an emphasis on direct-store-delivery experience and expertise;

•	The candidate’s experience in finance and accounting and/or executive compensation practices; and

•	Whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable.

In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits and relationships.

The Board monitors the mix of specific experience, qualifications, and skills of its directors in order to ensure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the Company’s business and represent stockholder interests through the exercise of sound judgment, using its diversity of experience. Prior to nominating a sitting director for reelection, the Nominating and Corporate Governance Committee will consider, among other things, the director’s past attendance at, and participation in, meetings of the Board and its committees, the director’s formal and informal contributions to the Board and its committees, and the director’s adherence to the Corporate Governance Guidelines and other Board approved policies.

The Nominating and Corporate Governance Committee is responsible for evaluating and recommending to the Board any changes regarding the composition, size, structure, and practices of the Board and its committees. In connection with the annual nomination of directors, the Nominating and Corporate Governance Committee reviews with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, background, and diversity advisable for the Board as a whole. The Nominating and Corporate Governance Committee periodically undertakes a skills and experience evaluation to assist the committee in planning director education programs and to identify desired skills and experience for future director nominees. The background of each continuing director and nominee is described above under “Proposal No. 1—Election of Directors.”

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee may rely on professional and personal contacts of the Board and senior management. If necessary, the Nominating and Corporate Governance Committee may explore alternative sources for identifying nominees, including engaging, as appropriate, one or more third-party search firms to assist in identifying qualified candidates. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Corporate Governance Committee. In 2018, the Nominating and Corporate Governance Committee retained national search firm Spencer Stuart to assist with identifying potential director nominees. The functions performed by Spencer Stuart included identifying qualified candidates, conducting interviews and background checks, and presenting qualified candidates to the Nominating and Corporate Governance Committee for consideration.

The Nominating and Corporate Governance Committee will consider recommendations for director nominees from Company stockholders. Biographical information and contact information for proposed nominees should be sent to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Secretary. The Nominating and Corporate Governance Committee will evaluate candidates proposed by stockholders in light of the criteria described above.

Forum Selection By-Law

On October 14, 2018, the Board of Directors adopted an amendment to the Company’s By-Laws to add a forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes. This by-law is intended to benefit the Company and its stockholders in significant part by directing litigation to a single Delaware court, which will apply its own state law with a well-established body of precedent, thereby reducing the risk and expense of concurrent, multi-jurisdictional litigation, saving Company resources (money and management attention) and leading to a single, more predictable outcome in litigation involving corporate governance and internal affairs. Adopting such an exclusive forum provision covering specified claims does not materially change the substantive legal claims available to stockholders. Additionally, the Company retains the ability to consent to an alternative forum in appropriate circumstances where the Company determines that its interests and those of its stockholders are best served by permitting a particular dispute to proceed in a forum other than Delaware.

Although stockholder approval is not required to amend the By-Laws, the Board of Directors believes this is an important issue and that it is in the best interests of the Company and its stockholders to seek a stockholder vote to approve the Amendment as described in “Proposal No. 4—Approval of the Company’s Forum Selection By-Law.” If stockholder approval is not obtained, the Amendment will be made void and of no further force or effect.

Board Leadership Structure

Under our By-Laws, the Board of Directors, in its discretion, may choose a Chairman of the Board of Directors. If there is a Chairman of the Board of Directors, such person may exercise such powers as provided in the By-Laws or assigned by the Board of Directors. Randy E. Clark was appointed Chairman of the Board of Directors in December 2015. As described above under “Proposal No. 1—Election of Directors,” Mr. Clark has served on our Board of Directors since 2012.

Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chairman of the Board is generally responsible for soliciting and collecting agenda items from other members of the Board and the Chief Executive Officer, and the Chief Executive Officer is generally responsible for leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. Other than Mr. Keown and Ms. Grossman, all members of the Board are independent and each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board are composed solely of independent directors. Due principally to the limited size of the Board, the Board has not formally designated a lead independent director and believes that as a result thereof, non-employee director and executive sessions of the Board, which are attended solely by non-employee directors or independent directors, as applicable, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.

Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure. The Nominating and Corporate Governance Committee will evaluate and recommend to the Board any changes in the Board’s leadership structure.

Board’s Role in Risk Oversight

The Board of Directors recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, cyber security, and the Company’s major financial risk exposures, including commodity risk and risks relating to hedging programs. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board of Directors considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board of Directors, as a whole, examines specific business risks in its periodic reviews of the individual business units, and also of the Company as a whole as part of its regular reviews, including as part of the strategic planning process and annual budget review and approval. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are involved in the risk oversight function.

Compensation-Related Risk

As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our Company. In fiscal 2018, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:

•	A good balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation.

•	Management incentive programs are based on multiple metrics, including strategic, individual and operational measures.

•

The Compensation Committee is directly involved in setting short- and long-term incentive performance targets and payout intervals, assessing performance against targets, and reviewing/approving the performance goals for the CEO and other executives.

•

Executive annual short-term incentive awards are capped at 200% of the target opportunity and the performance-based restricted stock units in the long-term incentive plan are capped at 150% of target opportunity.

•

Long-term equity awards are generally made on an annual basis which creates overlapping vesting periods and ensures that management remains exposed to the risks of their decision-making through their unvested equity-based awards for the period during which the business risks are likely to materialize.

•

Long-term compensation for senior executives is comprised of stock options that vest ratably over three years and performance-based restricted stock units that are earned based on three-year performance goals. Company shares are inherently subject to the risks of the business, and the combination of options and performance-based restricted stock units ensure that management participates in these risks.

•

Performance-based restricted stock units are earned based on cumulative coffee pound sales and cumulative adjusted EBITDA performance goals over a full three-year performance period. Using a sales metric coupled with an earnings metric helps minimize the potential for increasing sales in an unprofitable or value-destructive manner.

•

The Company has significant share ownership requirements for executives and non-employee directors. Executive officers are required to hold share-based compensation awards until meeting their ownership requirements. Company shares held by management are inherently subject to the risks of the business.

•	Executive compensation is benchmarked annually relative to pay levels and practices at peer companies.

•

The Company has a clawback policy in place that allows for recovery of incentive compensation if there is a material restatement of financial results caused by the fraud or misconduct of an individual which resulted in an over payment of incentives.

•	The Company prohibits employees and directors from hedging or pledging its securities.

•

The Compensation Committee is composed solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices. The Compensation Committee approves all pay decisions for executive officers.

Communication with the Board

The Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. Stockholders may communicate in writing with any particular director, any committee of the Board or the directors as a group, by sending such written communication to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262. The envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder of the Company and clearly state whether the intended recipient is a particular director, a committee of the Board, or the directors as a group.

Copies of written communications received at such address will be collected, organized and reviewed regularly by the Secretary and provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business, or communications that relate to improper or irrelevant topics.

The Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of the Company’s stockholders will be forwarded to the members of the Nominating and Corporate Governance Committee.

EXECUTIVE OFFICERS

The following table sets forth the executive officers of the Company as of the date hereof. At each annual meeting of the Board, the Board formally re-appoints the executive officers, and all executive officers serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.

Name	Age	Title	Executive Officer Since
Michael H. Keown	56	President and Chief Executive Officer	2012
David G. Robson	52	Treasurer and Chief Financial Officer	2017
Ellen D. Iobst	59	Chief Operations Officer	2017
Scott A. Siers	55	Senior Vice President and General Manager—Sales	2017
Thomas J. Mattei, Jr.	48	Chief Legal Officer and Secretary	2015

Michael H. Keown has served as the Company’s President and Chief Executive Officer since March 2012. Prior to joining the Company, Mr. Keown served in various executive capacities at Dean Foods Company, a food and beverage company, from 2003 to March 2012. He was at WhiteWave Foods Company, a subsidiary of Dean Foods, from 2004 to March 2012, including as President, Indulgent Brands from 2006 to March 2012. He was also responsible for WhiteWave’s alternative channel business comprised largely of foodservice. Mr. Keown served as President of the Dean Branded Products Group of Dean Foods from 2003 to 2004. Mr. Keown joined Dean Foods from The Coca-Cola Company, where he served as Vice President and General Manager of the Shelf Stable Division of The Minute Maid Company. Mr. Keown has over 25 years of experience in the Consumer Goods business, having held various positions with E.&J. Gallo Winery and The Procter & Gamble Company. Mr. Keown has served as Vice Chairman of the Board of Directors of World Coffee Research, a collaborative, not-for-profit 501(c)(5) research organization created by the global coffee industry, since October 2016. In October 2018, Mr. Keown was nominated to stand for election as a director of Lancaster Colony Corporation, a manufacturer and marketer of specialty food products for the retail and foodservice channels and a publicly traded company listed on the NASDAQ Global Select Market, at Lancaster Colony’s annual meeting of shareholders to be held on November 14, 2018. Mr. Keown received his undergraduate degree in Economics from Northwestern University.

David G. Robson joined the Company as Treasurer and Chief Financial Officer in February 2017. As Treasurer and Chief Financial Officer, Mr. Robson’s current responsibilities include overseeing Finance, Information Technology and M&A. Prior to joining the Company, Mr. Robson served as the Chief Financial Officer of PIRCH, a curator and retailer of kitchen, bath and outdoor home brands, from September 2014 to September 2016. While at PIRCH, Mr. Robson oversaw all aspects of accounting, financial planning and analysis, treasury, merchandise planning and legal, with responsibility for developing strategies, processes and operating priorities to upscale a high growth retailer while building strong finance and merchandising teams. From January 2012 to September 2014, Mr. Robson was the Chief Financial Officer of U.S. AutoParts, an online provider of auto parts and accessories, where he was responsible for managing accounting, financial planning and analysis, treasury and investment decisions, acquisition activities, public reporting, investor relations, and merchandise planning and procurement. Prior to that, Mr. Robson served as the Executive Vice President and Chief Financial Officer of Mervyns LLC, a former discount department store chain, from 2007 to 2011. From 2001 to 2007, Mr. Robson served as the Senior Vice President of Finance and Principal Accounting Officer for Guitar Center, Inc. Mr. Robson began his career in public accounting with the accounting firm Deloitte & Touche LLP. Mr. Robson graduated with a B.S. degree in Business Administration: Accounting and Finance from the University of Southern California and is a certified public accountant (inactive) in the State of California.

Ellen D. Iobst joined the Company as Chief Operations Officer in February 2017. As Chief Operations Officer, Ms. Iobst’s current responsibilities include Green Coffee (procurement and R&D), Manufacturing, Quality & Regulatory, Engineering, Continuous Improvement, and Supply Chain (transportation, fleet, logistics, planning, procurement and commercial beverage equipment). Prior to becoming an employee of the Company, Ms. Iobst served as an independent consultant to the Company, reporting directly to the CEO, from April 2016 until her hire in February 2017. During this consulting period, Ms. Iobst focused on strategic initiatives relating to coffee manufacturing and sourcing, coffee equipment, supply chain improvement, acquisitions, and project implementation. Ms. Iobst’s supply chain expertise includes state-of-the art manufacturing, lean manufacturing, supply chain and logistics optimization, purchasing, engineering and technical services, with executive experience in acquisitions and divestitures, site start up and closures, sustainability, and risk management. Prior to becoming a consultant to the Company, Ms. Iobst was the SVP, Supply Chain and Chief Sustainability Officer at Sunny Delight Beverages Co., a producer, distributor, and marketer of juices, juice drinks, and flavored waters, from August 2004 to October 2015. As one of the founding managers of Sunny Delight, she created and led a team of 600 people including manufacturing (5 plants), contract manufacturing, supply chain/logistics, purchasing/risk management, engineering/capital management and technical services, and provided leadership for the company’s sustainability program. Ms. Iobst’s other experience includes over 20 years with Procter & Gamble, a multinational consumer goods company, serving in a variety of roles relating to supply chain operations, plant management and human resources. Ms. Iobst graduated with a B.S. in Chemical Engineering from Lehigh University.

Scott A. Siers has served as a member of the Company’s executive management team since February 2017 after having served as the Company’s Senior Vice President, National Account Sales from February 2013 to February 2017. As Senior Vice President and General Manager—Sales, Mr. Siers’ current responsibilities include general management and leadership of the Company’s sales organization, including strategy, planning, organizational design and process improvement. Mr. Siers manages sales across all channels of trade and leads the Company’s corporate sustainability programs. Prior to joining the Company, Mr. Siers was Vice President, Business Development at McLane Company, a supply chain services company, from 2009 to September 2012, with responsibility for change management, new business sales and marketing. Mr. Siers’ other experience includes various roles with PepsiCo, including as Vice President, Industry Relations & Business Development, where he led strategy and execution of industry relations and business development for all PepsiCo brands within the foodservice industry, and Vice President, National Accounts & Chief Customer Officer, where he led the national sales organization, as well as experience with Tropicana Products, Inc., where he served as Vice President, General Manager—US Sales. Mr. Siers graduated with a B.S. in Marketing from Western Kentucky University.

Thomas J. Mattei, Jr. was promoted to Chief Legal Officer and Secretary in September 2018 after having served as General Counsel from December 2014 to September 2018, Assistant Secretary from August 2015 to September 2018, and Vice President and Corporate Counsel from January 2013 to December 2014. As Chief Legal Officer, Mr. Mattei’s current responsibilities include oversight of corporate, strategic, and tactical legal and risk-related initiatives, as well as matters of corporate governance. Prior to joining the Company, Mr. Mattei was in private practice with Weintraub Tobin Chediak Coleman Grodin Law Corporation and Weissmann Wolff Bergman Coleman Grodin & Evall LLP in Beverly Hills, CA, from July 2004 to December 2012, with primary responsibilities in corporate, finance and real estate transactional matters. From October 1999 to July 2004, Mr. Mattei was a Corporate Associate at Latham & Watkins LLP in Los Angeles, CA, with primary responsibilities in securities, mergers and acquisitions, and general corporate matters. Mr. Mattei received his undergraduate degree in Public Policy from Duke University and his Juris Doctor from the University of Virginia School of Law.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2018 with respect to the compensation of our Named Executive Officers.

Fiscal 2018 Named Executive Officers

Name	Title
Michael H. Keown	President and Chief Executive Officer
David G. Robson	Treasurer and Chief Financial Officer
Ellen D. Iobst	Chief Operations Officer
Scott A. Siers	Senior Vice President and General Manager—Sales
Thomas J. Mattei, Jr.	Chief Legal Officer and Secretary

Executive Summary

Our executive compensation programs are designed to attract, retain, and motivate talented executives, to reward positive results for the Company and our stockholders, and to motivate executives to achieve our short-term and long-term goals by emphasizing “at risk” performance-based compensation in balance with fixed compensation. We believe that this structure appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior.

In fiscal 2018, the Company continued to refine its executive compensation program by making changes to the short- and long-term incentive programs. Fiscal 2018 short-term cash incentives were based on the Company’s achievement of adjusted EBITDA and free cash flow targets along with the relative achievement of individual executive officer objectives, as well as a one-time cash incentive program for our Named Executive Officers with a separate set of performance goals aimed at the successful and rapid integration of the acquired business of Boyd Coffee Company (the “Boyd Business”). For fiscal 2018 long-term incentives, the Company adopted a new performance share vehicle to more directly align long-term incentive awards with the Company’s strategy of incentivizing profitable growth. On a value basis, fiscal 2018 long-term incentive awards were awarded as 50% in performance-based restricted stock units (“PBRSUs”), based on cumulative coffee pound sales and cumulative adjusted EBITDA over a full three-year performance period, and 50% in non-qualified stock options.

In fiscal 2018, the Company’s 3-year cumulative TSR performance was aligned with lower realized compensation amounts relative to target, reflecting strong alignment between pay and performance. While our Named Executive Officers received a cash payout for achievement of the integration-based performance goals relating to the Boyd Business, the Company’s Named Executive Officers did not receive any cash payout based on achievement of Company-wide performance.

*	Peer group TSR data in the chart above excludes Boulder Brands, Inc. and Diamond Foods, Inc., which were each acquired. The Russell 2000 index median TSR is based on the 2018 constituent companies.

Compensation Policies and Practices—Good Governance

Consistent with our commitment to strong corporate governance, in fiscal 2018 our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:

What We Do

✓	Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.

✓	Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.

✓	Our Compensation Committee periodically reviews and assesses the potential risks of our compensation policies and practices.

✓	The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.

✓

The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, significant founding family share ownership, and/or other business characteristics.

✓	Our claw-back policy requires the Board to recoup certain incentive compensation in the event of a material restatement of the Company’s financial results due to fraud or misconduct.

✓	We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.

What We Do Not Do

×	We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.

×	We do not provide for “single trigger” change-in-control payments or benefits.

×	We do not provide guaranteed base salary increases or guaranteed bonuses.

×	We do not provide supplemental pension benefits to our Named Executive Officers.

×	We do not provide excessive perquisites.

×	We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.

×	We do not allow directors or executive officers to hedge or short-sell Company stock.

×	We do not allow directors or executive officers to pledge shares of Company stock as collateral for a loan or in a margin account.

Stockholder Advisory Vote on Executive Compensation and Key Compensation Program Enhancements

In December 2017, we held a stockholder advisory vote to approve the compensation of our named executive officers (the “say-on-pay proposal”). Our stockholders approved the compensation of our named executive officers, with approximately 78% of the shares present or represented by proxy at the 2017 Annual Meeting and entitled to vote thereat, casting votes in favor of the say-on-pay proposal, an increase from an approval rate of approximately 67% in fiscal 2016.

The Compensation Committee reviews the results of the annual vote on the say-on-pay proposal, and determines whether to make any adjustments to the Company’s executive compensation policies and practices. In light of the increase in stockholder support in fiscal 2017 compared to the prior year’s advisory vote results, the Compensation Committee determined that the enhancements to the Company’s executive compensation programs and practices in fiscal 2017 were viewed by stockholders as effective in further aligning the Company with stockholders in its executive compensation practices. In fiscal 2018, the Compensation Committee continued those enhancements and made the following additional enhancements to our compensation programs and practices:

•	limited base salary increases to a modest 2% or less for all Named Executive Officers with the exception of the CEO, who received a larger increase to address a market shortfall;

•

adopted a new performance share vehicle to more directly align long-term incentive awards with our strategy of incentivizing profitable growth, with fiscal 2018 long-term incentive awards awarded, on a value basis, as 50% in PBRSUs, based on cumulative coffee pound sales and cumulative adjusted EBITDA over a full three-year performance period, and 50% in non-qualified stock options;

•

established a performance funding structure for short-term cash incentive awards that established a maximum cash incentive opportunity for the program, generally, and for each of our executive officers that participated in the program;

•

approved short-term cash incentive awards including annual performance awards based on the Company’s achievement of adjusted EBITDA and free cash flow targets along with the relative achievement of individual executive officer objectives, as well as a one-time cash incentive program with a separate set of performance goals aimed at the successful and rapid integration of the Boyd Business; and

•

continued review of potential modifications to our short- and long-term incentive plans and programs to further align our incentive programs with market-competitive practices and the Company’s strategic goals.

The Compensation Committee will continue to consider the outcome of our say-on-pay votes when making future compensation decisions for the named executive officers. In addition, when determining how often to hold future say-on-pay votes to approve the compensation of our named executive officers, the Board took into account the strong preference for an annual vote expressed by our stockholders at our 2017 Annual Meeting. Accordingly, the Board determined that we will continue to hold say-on-pay votes to approve the compensation of our named executive officers every year.

Stockholder Engagement and Feedback

In fiscal 2018, following the outcome of the Stockholder Advisory Vote on Executive Compensation, the Compensation Committee reached out to stockholders representing in excess of 50% of common shares outstanding, offering to engage in a dialogue about the Company’s executive pay programs in order to gain feedback and insights from the Company’s stockholders. Conversations were held with any of the stockholders in that group that were interested in having a discussion regarding executive compensation. Key themes of feedback provided by stockholders include:

•	Overall, the Company’s executive pay programs appear to be working effectively, and stockholders were pleased with the strong alignment of pay with performance.

•	It is important that pay programs, generally, function correctly to attract and retain talent, and that incentive pay remains a motivating force.

•	The addition of the PBRSUs was a positive change for the long-term incentive program.

•

Stockholders discussed certain of the metrics that they use in their own analysis of the Company’s performance and discussed the appropriateness of these or other measures in the design of short- and long-term incentive compensation programs for executives.

The Compensation Committee is committed to continuing stockholder engagement efforts, and to discussing and considering feedback and learnings from these conversations.

Executive Compensation Philosophy and Objectives

Our Compensation Committee recognizes that effective compensation strategies are critical to retaining and incentivizing key employees who contribute to the Company’s long-term success and, as such, create long-term value for our stockholders. To that end, our executive compensation program is designed to achieve the following primary objectives:

•	attract, retain, and motivate talented executives;

•

motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior nor unduly emphasizing short-term performance over long-term value creation;

•	reward positive results for the Company and our stockholders; and

•

maintain total compensation and relative amounts of base salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies selected by the Compensation Committee.

Oversight of the Executive Compensation Program

Compensation Committee

Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief

Executive Officer and each of our other executive officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.

Compensation Consultant

The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2018, the Compensation Committee engaged Meridian for, (i) with respect to the Compensation Committee, advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes, and (ii) with respect to the Nominating and Corporate Governance Committee, consultation regarding performance assessment with respect to our President and Chief Executive Officer.

Meridian provided no other services to the Company or its affiliates during fiscal 2018 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.

Management’s Role in Establishing Compensation

The compensation of the executive officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers reporting to him, and taking into account the input of the Nominating and Corporate Governance Committee regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. Our President and Chief Executive Officer, Chief Financial Officer, Chief Legal Officer, and SVP, Human Resources routinely attend the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the Chief Legal Officer, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other executive officer is present during the portion of the meeting at which the Compensation Committee considers the executive officer’s own compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.

Benchmarking and Peer Group Companies

The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.

When setting compensation, the Compensation Committee considers other factors in addition to market data, including:

•	individual performance;

•	impact on long-term stockholder value creation;

•	impact on development and execution of Company strategy;

•	experience and tenure in role; and

•	scope of responsibility.

The Compensation Committee, with the assistance of Meridian, developed and approved the following peer group for purposes of benchmarking the compensation levels of our Named Executive Officers relative to our peers and informing fiscal 2018 pay levels for our Named Executive Officers:

• Amplify Snack Brands, Inc.	• MGP Ingredients Inc.
• B&G Foods, Inc.	• National Beverage Corp.
• Boston Beer Company, Inc.	• Omega Protein Corp.
• Calavo Growers, Inc.	• John B. Sanfilippo & Son, Inc.
• Cal-Maine Foods, Inc.	• Seneca Foods Corp.
• Chef’s Warehouse Inc.	• Snyder’s-Lance, Inc.
• Craft Brew Alliance Inc.	• Sunopta Inc.
• J & J Snack Foods Corp.	• Tootsie Roll Industries, LLC
• Lancaster Colony Corporation

The Compensation Committee found this peer group to be appropriate because it represented a meaningful sample of comparable companies in terms of, as applicable, industry, annual revenue, significant founding family share ownership and other business characteristics.

Fiscal 2018 Named Executive Officer Compensation Mix

In fiscal 2018, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers once again reflected strong alignment between pay and performance. We believe that our fiscal 2018 compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.

The following charts illustrate, with respect to our Chief Executive Officer and with respect to our other Named Executive Officers as a group, the base salary, target short-term cash incentive compensation, including annual performance awards and one-time integration achievement awards in fiscal 2018, and target long-term equity incentive compensation as a percentage of target total direct compensation for fiscal 2018. As shown below, a significant portion of Named Executive Officer target direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically. Target annual incentives represented a larger percentage of target total direct compensation due to the opportunity provided by the one-time cash incentive program to motivate executives to expediently and successfully integrate the Boyd Business into Farmer Bros. given the magnitude of the Boyd Coffee acquisition and potential impact on Farmer Bros.’ growth and financial performance.

Key Elements of Fiscal 2018 Executive Compensation Program

Below are the key elements of the Company’s fiscal 2018 executive compensation program. While we believe that the components of our compensation program function together to support our recruitment, retention, performance and stockholder alignment goals, the principal purposes of each component of the program are as follows:

What We Pay	Why and How We Pay It
Base Salary

•  Base salary comprises fixed cash compensation that is designed to provide a reasonable level of fixed income and corresponding day-to-day financial stability, based on role, individual performance, scope of responsibility, leadership skills and experience.

•  Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).

•  Competitive base salaries are a key component of attracting and retaining executive talent.

Short-Term Cash Incentives

•  Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near-term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.

•  Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.

What We Pay	Why and How We Pay It

•  Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

•  One-time cash incentive program to motivate executives to expediently and successfully integrate the Boyd Business into Farmer Bros. given the magnitude of the Boyd Coffee acquisition and potential impact on Farmer Bros.’ growth and financial performance.

Long-Term Incentives

•  Stock options subject to time-based vesting conditions are designed to create direct alignment with stockholder objectives and retain critical talent over extended timeframes.

•  Stock options and PBRSUs subject to both performance- and time-based vesting conditions are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.

•  Performance-based award metrics and targets align with long-term business strategy as well as stock price appreciation.

Severance Benefits

•  Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.

•  Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.

•  Severance benefits are also key to attracting and retaining key talent.

Retirement and Welfare Benefits

•  A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.

•  These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Perquisites

•  We provide limited perquisites such as an automobile allowance or use of a Company car and fuel card, as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.

•  These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary

Consistent with the established executive compensation philosophy and objectives described above, and informed by the peer comparisons provided by Meridian, the Compensation Committee set fiscal 2018 annual base salaries for the Named Executive Officers as shown in the following table. The Compensation Committee approved a 10% increase in Mr. Keown’s annual base salary in order to address a market shortfall and move his annual base salary closer towards the median of the peer group.

Name	Fiscal 2018 Annual Base Salary(1)	Fiscal 2017 Annual Base Salary(1)	Annual Base Salary Percentage Change
Michael H. Keown	$570,000	$517,140	10%
David G. Robson	$352,520	$350,000	1%
Ellen D. Iobst	$338,618	$335,000	1%
Scott A. Siers	$293,132	$290,000	1%
Thomas J. Mattei, Jr.	$312,120	$306,000	2%

(1)	Annual base salary as of the end of the applicable fiscal year. Increase in fiscal 2018 base salaries reflected adjustments approved by the Compensation Committee and were effective September 1, 2018.

Short-Term Cash Incentives

For fiscal 2018 short-term cash incentive awards under the 2017 Farmer Bros. Co. Long-Term Incentive Plan (the “2017 Plan”), we established a maximum annual cash incentive opportunity for the program, generally, and for each of our executive officers that participated in this program, based on a 1.9% of our fiscal 2018 gross profit as reported in our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our 2018 Form 10-K. The Compensation Committee specified an allocation percentage for each of our Named Executive Officers, subject to a maximum of 250% of the Named Executive Officer’s fiscal 2018 target bonus award, under the 2017 Plan. The 2017 Plan is an umbrella plan intended to satisfy the performance-based requirements of Section 162(m) of the Internal Revenue Code as in effect in 2017.

Fiscal 2018 awards were designed to place a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and were designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period. Short-term cash incentive awards included annual performance awards based on the Company’s achievement of adjusted EBITDA, free cash flow, and individual objectives (the “Performance Achievement Program”), as well as a one-time cash incentive program for our Named Executive Officers with a separate set of performance goals aimed at the successful and rapid integration of the Boyd Business (the “Integration Achievement Program”). The 250% maximum described above applied to and limited the aggregate total of the Performance Achievement Program and the Integration Achievement Program in fiscal 2018 for each Named Executive Officer (and all Named Executive Officers as a group).

The Compensation Committee believes that the fiscal 2018 performance metrics represented challenging, yet achievable, goals that effectively incentivized the Named Executive Officers. Payouts were ultimately determined based on the performance goals described below, and any payouts earned based on achievement against these performance goals could not exceed the amount funded by the gross profit pool.

Performance Achievement Program for Fiscal 2018

Company-Wide Performance Goals

(weighted 90% of the Performance Achievement Program at target)

For the fiscal 2018 Performance Achievement Program, the Compensation Committee used adjusted EBITDA and free cash flow as the relevant performance metrics and set goals relating to such metrics (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful improvement in Company profitability and value accretion to our stockholders.

For this purpose:

•

“adjusted EBITDA” was defined as net (loss) income excluding the impact of: (i) income taxes; (ii) interest expense; (iii) income from short-term investments; (iv) depreciation and amortization expense; (v) ESOP and share-based compensation expense; (vi) non-cash impairment losses; (vii) non-cash pension withdrawal expense; (viii) other similar non-cash expenses; (ix) restructuring and other transition expenses; (x) non-recurring stockholder-related expenses; (xi) acquisition costs (and related revenues only during the same fiscal year); (xii) capital issuance expenses; (xiii) out of period external legal expenses; (xiv) business segment disposition expenses (and exclusion of related gain on sales); (xv) net gain or loss on sale of assets other than M&A or business segment disposition; and (xvi) non-recurring and/or extraordinary expenses; and

•	“free cash flow” was defined as adjusted EBITDA less maintenance capital expenditures;

in each case, excluding the impact of the acquired Boyd Business during the fiscal year.

In fiscal 2018, our Named Executive Officers were eligible to earn annual cash incentive awards under the Performance Achievement Program ranging from 50% of the applicable Named Executive Officer’s target annual bonus for threshold performance (defined as performance at 80% of target performance) and increasing to 200% of the applicable Named Executive Officer’s target annual bonus for maximum performance achievement (defined as performance at 140% of target performance), with payouts for performance between threshold and target, and between target and maximum determined by linear interpolation. Performance below threshold for the adjusted EBITDA goal would result in no payout.

In determining the achievement of Company-wide performance goals for fiscal 2018, the Compensation Committee exercised negative discretion to reduce actual achievement of adjusted EBITDA and free cash flow by the amount of the net benefit resulting from certain changes in accounting principles and the reclassification and capitalization of allied freight and certain overhead and purchase price variances that occurred during fiscal 2018, as described in the 2018 Form 10-K. The following table shows such achievement compared to Company-wide performance goals for fiscal 2018, after the exercise of negative discretion by the Compensation Committee.

Metric	Weighting	Threshold Goal (80% of target performance)	Target Goal	Maximum Goal (140% of target performance)	Actual Achievement	Actual Achievement Compared to Target Performance	Earned Payout for Fiscal 2018 Company- wide Performance
Adjusted EBITDA	75%	$41,748,000	$52,185,000	$73,059,000	$41,537,000	79.6%	—
Free Cash Flow	25%	$24,000,000	$30,000,000	$42,000,000	$21,302,000	71.0%	—
Weighted Company-wide Performance Goals						77.4%	$0

Individual Performance Goals

(weighted 10% of the Performance Achievement Program at target)

As compared to recent years, in fiscal 2018, achievement of individual goals was not limited to 100% in the aggregate, and no Company target multiplier was applied to individual achievement. The significant accomplishments considered by our Compensation Committee in determining the individual performance component of our Named Executive Officers’ fiscal 2018 annual cash incentive awards under the 2017 Plan are summarized below:

Officer	Individual Performance Accomplishments for Fiscal 2018
Michael H. Keown

•  Completed strategic initiatives relating to Boyd Coffee acquisition, integration, DSD restructuring, and capacity expansion at Northlake, Texas facility.

•  Directed organization development, senior leadership team succession planning and talent mapping.

•  Directed execution of initiatives to build organization engagement and productivity.

David G. Robson

•  Drove key initiatives relating to DSD restructuring, revenue growth, production optimization, and M&A integration.

•  Enhanced finance organization, streamlined financial operations and strengthened IT capabilities.

Ellen D. Iobst	• Executed key initiatives to improve operating efficiency. • Supported DSD restructuring and Company-wide growth initiatives. • Integrated recent acquisitions to achieve synergies and cost savings.
Scott A. Siers	• Achieved acquisition synergies and customer retention. • Secured new business and executed new customer start-up.
Thomas J. Mattei, Jr.

•  Closed Boyd Coffee acquisition and provided integration support.

•  Contributed to strategy development and corporate finance initiatives.

•  Supported business development and DSD restructuring.

•  Implemented organizational initiatives to enhance compliance efforts and reduce costs.

As a result of our failure to achieve a threshold level of adjusted EBITDA, as determined by the Compensation Committee, our Named Executive Officers did not receive any cash payout under the Performance Achievement Program in fiscal 2018.

Name	Fiscal 2018 Target Award	Fiscal 2018 Target Award as Percentage of Fiscal 2018 Base Salary	Payout as Percentage of Target Company- wide Performance (90% Weight)	Payout as Percentage of Target- Individual Performance (10% Weight)	Fiscal 2018 Payout
Michael H. Keown	$570,000	100%	0%	—(1)	$0
David G. Robson	$246,764	70%	0%	56%	$0
Ellen D. Iobst	$203,171	60%	0%	74%	$0
Scott A. Siers	$161,223	55%	0%	50%	$0
Thomas J. Mattei, Jr.	$171,666	55%	0%	87%	$0

(1)

Mr. Keown informed the Compensation Committee that based on fiscal 2018 Company performance, he elected to decline to receive any bonus compensation related to his individual performance during the fiscal year.

Integration Achievement Program for Fiscal 2018

In addition to the Performance Achievement Program described above, in fiscal 2018 the Compensation Committee approved the Integration Achievement Program with a separate set of integration-based performance goals required to be achieved within 90 days following the closing of the Boyd Coffee acquisition, relating to the integration of the Boyd Business. The Compensation Committee believed that, given the magnitude of the Boyd Coffee acquisition and potential impact on Farmer Bros.’ growth and financial performance, it was important to establish a one-time cash incentive program to motivate the Named Executive Officers to expediently and successfully integrate the Boyd Business into Farmer Bros. This special Integration Achievement Program only applies for fiscal 2018 and will not recur in fiscal 2019.

The performance goals for the Integration Achievement Program required the following within 90 days following the closing date:

•	retention and transition of top five key customers (50% weight);

•	assumption of certain accounting functions (25% weight); and

•	successful qualification/test run of Boyd Coffee retail product at Company production facility (25% weight).

Each of these goals were indicative of the essential aspects of successful integration of the Boyd Business: revenue retention, swift assumption of business processes, and transfer of production.

Subject to continuing employment by the Company through the end of fiscal 2018, each Named Executive Officer was eligible to earn a cash incentive award under the Integration Achievement Program of up to an additional 50% of the Named Executive Officer’s target annual bonus under the Performance Achievement Program. Achievement or failure of the performance goals for the Integration Achievement Program was independent of any achievement under the Performance Achievement Program, with any cash incentive award earned under the Integration Achievement Program to be supplemental to any cash incentive award earned under the Performance Achievement Program.

In fiscal 2018, the Named Executive Officers earned the following awards under the Integration Achievement Program:

Name	Fiscal 2018 Target Award	Integration Achievement Target Award as Percentage of Fiscal 2018 Target Award	Integration Achievement Target Award	Fiscal 2018 Payout
Michael H. Keown	$570,000	50%	$285,000	$285,000
David G. Robson	$246,764	50%	$123,382	$123,382
Ellen D. Iobst	$203,171	50%	$101,586	$101,586
Scott A. Siers	$161,223	50%	$80,612	$80,612
Thomas J. Mattei, Jr.	$171,666	50%	$85,833	$85,833

Key Fiscal 2019 Compensation Decisions

For fiscal 2019, annual short-term incentive compensation awards will be based on the Company’s achievement of targets for adjusted EBITDA and free cash flow (collectively weighted at 90%) along with the relative achievement by each executive officer of individual goals and objectives approved by the Compensation Committee (weighted at 10%). The Integration Achievement Program will not continue for fiscal 2019, and there are no other specifically-targeted or supplemental incentive opportunities for fiscal 2019. More details about our fiscal 2019 annual short-term incentive program will be provided in our fiscal 2019 proxy filing.

Long-Term Incentives

Awards

Fiscal 2018 long-term incentive awards were made under the 2017 Plan, which was approved by stockholders on June 20, 2017 (the “Effective Date”). The 2017 Plan succeeded the Company’s prior long-term incentive compensation plans, the Farmer Bros. Co. Amended and Restated 2007 Long-Term Incentive Plan (the “Amended Equity Plan”) and the Farmer Bros. Co. 2007 Omnibus Plan (collectively, the “Prior Plans”). On the Effective Date, the Company ceased granting awards under the Prior Plans; however, awards outstanding under the Prior Plans will remain subject to the terms of the applicable Prior Plan.

Prior to fiscal 2018, the Compensation Committee granted stock option, performance stock option, and restricted stock awards under the Prior Plans. Beginning in fiscal 2018, the Company granted stock option, restricted stock and PBRSU awards under the 2017 Plan.

Vehicle	Purpose
Stock Options

Stock options are designed to incentivize our Named Executive Officers by providing them with an opportunity to share, along with stockholders, in the long-term performance of the Company’s Common Stock. Stock options only confer realizable value to the extent that our stock price increases subsequent to the grant of the stock option, thus incentivizing our Named Executive Officers to work toward increased share price goals and aligning their interests with those of our stockholders. Annual normal-cycle long-term incentive awards to executive officers consisted exclusively of performance-based stock options in fiscal 2014 through fiscal 2017. Beginning in fiscal 2018, annual normal-cycle long-term incentive awards to executive officers consisted of a combination of non-qualified stock options with time-based vesting and PBRSUs.

Restricted Stock

Restricted stock awards confer both the existing share value and future stock price appreciation on our Named Executive Officers and therefore also align their interests with those of the Company’s stockholders, while further enabling us to grant incentives providing existing value and future appreciation opportunity if the awards vest. Awards of time-based restricted stock to executive officers have been limited to sign-on equity awards since fiscal 2014.

PBRSUs	PBRSUs that have performance-based vesting conditions in addition to time-based vesting, are designed to reward our Named Executive Officers for the achievement of financial objectives over the long-term and to retain critical talent over extended timeframes. PBRSUs are denominated in full shares of the Company’s Common Stock and thus the amount earned is also dependent on the Company’s stock price over the performance period. Beginning in fiscal 2018, annual normal-cycle long-term incentive awards to executive officers consisted of a combination of non-qualified stock options with time-based vesting and PBRSUs.

On a value basis, fiscal 2018 long-term incentive awards were awarded as 50% in PBRSUs based on aggregate coffee sales in pounds and aggregate adjusted EBITDA over a full three-year performance period, and 50% in non-qualified stock options. The changes in fiscal 2018 long-term incentives were designed to be competitive with market and more directly align our incentives with our long-term business priorities and compensation outcomes to Company performance. The Compensation Committee believes that this equity award mix balances the emphasis on stock price and stockholder alignment with alignment on internal company performance and business strategy. On the whole, the fiscal 2018 long-term incentive program facilities strong pay for performance alignment in that the stock options only realize value to the extent that the stock price appreciates above the exercise price, and the PBRSUs only vest to the extent that the performance goals are achieved.

Our practice is to grant annual normal-cycle long-term incentive awards generally in the first quarter of the fiscal year, with interim grants for new hires and promotions after the annual grant date, in each case, granted outside the applicable blackout period under our insider trading policy.

Fiscal 2018 Awards

Stock Options

(weighted approximately 50% of targeted grant date long-term incentive value)

In fiscal 2018, the stock options granted to our Named Executive Officers under the 2017 Plan as part of the Named Executive Officers’ annual long-term incentive awards vest ratably over three years, with one-third of the total number of shares subject to each such stock option vesting on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances. The stock options granted in fiscal 2018 have an exercise price of $31.70 per share, which was the closing price of our Common Stock as reported on the NASDAQ Global Select Market on the date of grant and expire seven years from the grant date.

The following table sets forth the annual stock option awards granted to each of our Named Executive Officers under the 2017 Plan on November 10, 2017:

Name	Fiscal 2018 Annual Stock Option Grant (# of Shares of Common Stock Issuable Upon Exercise)	Grant Date Fair Value of Stock Option Awards ($)
Michael H. Keown	28,819	300,093
David G. Robson	12,699	132,235
Ellen D. Iobst	9,759	101,621
Scott A. Siers	7,040	73,308
Thomas J. Mattei, Jr.	8,995	93,665

Performance-Based Restricted Stock Units

(weighted approximately 50% of targeted grant date long-term incentive value)

In fiscal 2018, the PBRSUs granted to our Named Executive Officers under the 2017 Plan as part of the Named Executive Officers’ annual long-term incentive awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of cumulative coffee pound sales and cumulative adjusted EBITDA (as defined above for purposes of fiscal 2018 cash incentives under the Performance Achievement Program) performance goals for the performance period July 1, 2017 through June 30, 2020, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 150% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those financial performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee (with cumulative coffee pound sales on one axis and cumulative adjusted EBITDA on the other axis).

Our three-year performance goals for cumulative coffee pound sales and cumulative adjusted EBITDA are based on business forecasts and relevant expectations reflecting our strategic plans and aspirations to grow our business. The Compensation Committee has historically established aggressive, yet achievable performance goals intended to motivate the Company’s executive officers to achieve internal goals and results that will benefit the Company’s stockholders, while maintaining strong alignment between pay and performance. For example, in fiscal 2018 and 2017, the Company failed to achieve threshold levels of performance, resulting in the absence of any payout for short-term incentives based on Company performance, and, in fiscal 2017, the Company’s failure to achieve performance targets resulted in the forfeiture of 20% of the shares subject to fiscal 2017 stock option awards. Actual achievement of the three-year performance goals for the fiscal 2018 PBRSU awards will be reflected in our proxy statement that reports the payouts at the end of the three-year performance period.

The following table sets forth the target PBRSU awards granted to each of our Named Executive Officers under the 2017 Plan on November 10, 2017:

Name	Fiscal 2018 Target PBRSU Grant (# of Shares of Common Stock Issuable Upon Vesting)	Grant Date Fair Value of Target PBRSUs ($)
Michael H. Keown	9,464	300,009
David G. Robson	4,171	132,221
Ellen D. Iobst	3,205	101,599
Scott A. Siers	2,312	73,290
Thomas J. Mattei, Jr.	2,954	93,642

New Hire Restricted Stock Awards and Stock Option Awards

In connection with commencement of their employment, pursuant to the terms of their respective employment agreements with the Company, in fiscal 2018 the Company granted the following non-qualified stock option awards and restricted stock awards to Mr. Robson and Ms. Iobst. The stock options have an exercise price of $31.70 per share, which was the closing price of our Common Stock as reported on the NASDAQ Global Select Market on the date of grant. One-third of the total number of shares subject to each such stock option vest ratably on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances. The restricted stock has a grant date fair value of $31.70 and cliff vests on the third anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the 2017 Plan and restricted stock award agreement.

Name	Fiscal 2018 New Hire Stock Option Grant (# of Shares of Common Stock Issuable Upon Exercise)	Fiscal 2018 New Hire Restricted Stock Grant (#)	Grant Date Fair Value of New Hire Stock and Option Awards ($)
David G. Robson	5,764	947	90,041
Ellen D. Iobst	4,611	757	72,012

Key Fiscal 2019 Compensation Decisions

For fiscal 2019, the long-term incentive program will be substantially the same as fiscal 2018, with long-term incentives awarded 50% in PBRSUs and 50% in stock options, on a value basis. PBRSUs will be earned based on the achievement of cumulative coffee pound sales and cumulative adjusted EBITDA, both measured over a full three-year performance period. The stock options will vest over a three-year period based on continued employment over the period. The Compensation Committee believes this program design incentivizes value creation through profitable growth, directly aligning long-term incentive awards with the Company’s business strategy and stockholder interests. More details about our fiscal 2019 long-term incentive awards will be provided in our fiscal 2019 proxy filing.

Change in Control Severance Agreements; Employment Agreements

The Company has entered into change in control severance agreements with each of the Named Executive Officers, pursuant to which they are entitled to receive severance benefits upon the occurrence of certain qualifying terminations of employment in connection with a change in control or threatened change in control. The events that trigger payment are generally those related to (i) termination of employment by the Company other than for cause, disability or death, or (ii) resignation for good reason. These agreements were entered into, and continue in effect, to achieve the following objectives: (a) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (b) assure the Named Executive Officers’ objectivity with respect to stockholders’ interests in a change in control scenario; (c) assure the fair treatment of the Named Executive Officers in case of involuntary termination following a change in control or in connection with a threatened change in control; and (d) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”), either by us (other than for “Cause,” “Disability” or death), or by the Named Executive Officer for “Good Reason” (as each is defined in the change in control severance agreements). A more detailed description of the severance benefits to which our Named Executive Officers are entitled in connection with a change in control or threatened change in control is set forth below under the heading “Named Executive Officer Compensation—Change in Control and Termination Arrangements.”

The Company has also entered into employment agreements with each of the Named Executive Officers. Pursuant to the terms of their employment agreements, the Named Executive Officers are entitled to receive certain benefits upon their termination of employment without cause or resignation for good reason in the absence of a change in control or threatened change in control. The Company believes such benefits were necessary to attract and retain the Named Executive Officers and to secure their services at agreed-upon terms. The termination-related payments and benefits under the Named Executive Officers’ change in control severance agreements would be in lieu of, and not in addition to, the termination-related payments and benefits under their employment agreements. A more detailed description of the benefits to which the Named Executive Officers are entitled under the terms of their employment agreements in connection with a termination of employment is set forth below under the heading “Named Executive Officer Compensation—Change in Control and Termination Arrangements.”

ESOP Allocation

Our Named Executive Officers participate in the Company’s ESOP in the same manner as all other eligible employees. ESOP Company contributions (which may be in the form of Common Stock or cash) are allocated in accordance with a formula based on participant compensation. A participant’s interest in the ESOP becomes 100% vested after five years of service to the Company, subject to accelerated vesting in certain limited circumstances.

During fiscal 2018, the Named Executive Officers received the following ESOP allocations in shares of Common Stock based on compensation earned during calendar year 2017:

Name	ESOP Allocation (# of Shares)
Michael H. Keown	256
David G. Robson	256
Ellen D. Iobst	256
Scott A. Siers	256
Thomas J. Mattei, Jr.	256

Retirement and Welfare Benefits

The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance. The Company also offers a supplemental disability plan to higher income staff members, including our Named Executive Officers, which allows them to buy an additional amount of disability coverage at their own expense.

The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive officers’ 401(k) plan balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) plan are market-based, meaning there are no “above-market” or guaranteed rates of return. In fiscal 2018, the Company offered a discretionary match of the employees’ annual contributions under the 401(k) plan equal to 50% of an employee’s annual contribution, up to 6% of the employee’s eligible income. Matching contributions (and any earnings thereon) vest at the rate of 20% for each of the participant’s first 5 years of vesting service, so that a participant is fully vested in his or her matching contribution account after 5 years of vesting service, subject to accelerated vesting under certain limited circumstances.

Subject to applicable plan provisions, upon certain events of retirement, Named Executive Officers are eligible to receive retiree medical insurance benefits on the same terms as other retiring Company employees.

Perquisites

We limit the perquisites available to our Named Executive Officers; however we believe that offering certain perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.

The perquisites and other benefits available to Named Executive Officers consist of an automobile allowance or use of a Company car and fuel card, and relocation assistance payments and benefits and temporary living expenses.

It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.

Compensation Policies and Practices

Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the Company’s long-term incentive plans unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least $150,000, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.

Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) ESOP shares (with respect to executive officers only); (iv) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (v) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.

Position	Value of Shares Owned
Chief Executive Officer	3x base salary
Other Executive Officers	1x base salary
Non-Employee Directors	$150,000

Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)

Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fifteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the second business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.

Clawback Policy on Executive Compensation in Restatement Situations

In the event of a material restatement of the financial results of the Company, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board, or the appropriate committee thereof, will, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board, or the appropriate committee thereof.

Taxes and Accounting Standards

Tax Deductibility Under Section 162(m) of the Internal Revenue Code

Certain of our incentive compensation programs are intended to provide for compensation that is tax deductible to us, however, the Compensation Committee believes that achieving the desired flexibility in the design and delivery of compensation, due to competitive or other factors, may result in compensation that in certain cases is not deductible for federal income tax purposes. At the time the Compensation Committee made its fiscal 2018 compensation decisions, Section 162(m) of the Internal Revenue Code disallowed a federal tax deduction to public companies for compensation greater than $1 million paid in any tax year to specified executive officers unless the compensation is “qualified performance-based compensation” under that section. Our fiscal 2018 executive compensation program was designed with the intent to provide cash and equity-based incentive compensation under the 2017 Plan as “qualified performance-based compensation” under Section 162(m).

The Section 162(m) exception was repealed as part of the Tax Cuts and Jobs Act enacted on December 22, 2017 for taxable years beginning after December 31, 2017. It is uncertain whether compensation that the Compensation Committee originally intended to structure as qualified performance-based compensation under Section 162(m) that is paid in calendar 2018 or subsequent years will be deductible under transition rules. The Compensation Committee will continue to focus on performance-based compensation, although certain of the requirements of Section 162(m) will no longer be relevant and will not be taken into account when making future compensation decisions.

Accounting Standards

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of stock options, restricted stock and PBRSUs under the Company’s long-term incentive plans are accounted for under FASB ASC Topic 718. The Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on the review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s 2018 Form 10-K.

Compensation Committee

of the Board of Directors

Randy E. Clark, Chair

Allison M. Boersma

Charles F. Marcy

David W. Ritterbush

NAMED EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
Michael H. Keown	2018	565,758	—	300,009	300,093	285,000	15,922	1,466,782
President and CEO	2017	534,690	—	—	472,000	—	16,541	1,023,231
	2016	507,000	659,100	—	799,503	677,109	25,391	2,668,103

David G. Robson(2)	2018	351,938	—	162,241	192,256	123,382	69,266	899,083
Treasurer and CFO	2017	121,154	—	—	—	—	74,184	195,338

Ellen D. Iobst(3)	2018	337,783	—	125,596	149,636	101,586	104,551	819,152
Chief Operations Officer	2017	115,962	—	—	—	—	372,891	488,853

Scott A. Siers	2018	292,409	—	73,290	73,308	80,612	7,822	527,441
SVP, GM Sales

Thomas J. Mattei, Jr.	2018	310,708	—	93,642	93,665	85,833	15,922	599,770
Chief Legal Officer and Secretary	2017	316,383	—	—	111,551	—	16,541	444,475
	2016	287,893	325,000	—	99,931	220,660	115,075	1,048,559

(1)	For a detailed summary of the amounts shown in this column see discussion under the heading “All Other Compensation (Column H),” below.
(2)	Mr. Robson joined the Company as Treasurer and Chief Financial Officer in February 2017.
(3)

Ms. Iobst joined the Company as Chief Operations Officer in February 2017, after having served as an independent consultant to the Company from April 2016 to February 2017. The amounts shown in the table for fiscal 2017 reflect Ms. Iobst’s compensation for all services rendered in all capacities to the Company for the full fiscal year.

Salary (Column C)

The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start dates during the fiscal year. The amounts shown include amounts contributed by the employee to the Company’s 401(k) plan. Fiscal 2017 base salary included one extra pay period.

Bonus (Column D)

All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the 2017 Plan in fiscal 2018 and under the Farmer Bros. Co. 2005 Incentive Compensation Plan, as amended (the “STIP”) in fiscal 2017 and 2016 is shown in column G. The amounts reported in column D for fiscal 2016 represent discretionary bonuses awarded to the indicated Named Executive Officer during fiscal 2016, which were awarded by the Board in order to promote continued engagement and orderly transition of processes and duties in connection with the Company’s relocation of its headquarters from Torrance, California to Northlake, Texas.

Stock Awards (Column E)

The amounts reported in column E for fiscal 2018 represent the aggregate grant date fair value of annual PBRSU awards received by each of the Named Executive Officers, and restricted stock awards received by Mr. Robson and Ms. Iobst in connection with commencement of their employment under the terms of their respective employment agreements, in each case, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 18 to our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our 2018 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.

For annual PBRSU awards in fiscal 2018, we have reported the fair value of the award based upon the probable satisfaction of the performance conditions as of the grant date. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved would have been $450,013 for Mr. Keown, $198,315 for Mr. Robson, $152,382 for Ms. Iobst, $109,936 for Mr. Siers, and $140,463 for Mr. Mattei. These amounts do not reflect the Company’s expense for accounting purposes for these awards, and do not represent the actual value that may be realized by the Named Executive Officers. No stock awards were issued to the Named Executive Officers in fiscal 2017 and 2016. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

Option Awards (Column F)

The amounts reported in column F represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718, which, in the case of stock options subject to performance-based vesting conditions granted in fiscal 2017 and 2016, is based on the probable outcome of the performance conditions to which such awards are subject. Stock option awards granted in fiscal 2018 include annual stock option awards received by each of the Named Executive Officers, and stock option awards received by Mr. Robson and Ms. Iobst in connection with commencement of their employment under the terms of their respective employment agreements. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 18 to our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our 2018 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. In fiscal 2017, the Company failed to achieve the modified net income target associated with the stock options granted in fiscal 2017 which resulted in the forfeiture of 20% of the shares subject to each such stock option shown in the table above. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Proxy Statement.

The amount reported in column F for fiscal 2016 for Mr. Keown includes the aggregate grant date fair value of stock option awards granted to Mr. Keown under the Amended Equity Plan on December 3, 2015 and the aggregate grant date fair value of stock option awards granted to Mr. Keown under the Amended Equity Plan on June 3, 2016. However, as discussed in Note 18 to our audited consolidated financial statements for the fiscal year ended June 30, 2018 included in our 2018 Form 10-K, a portion of the December 3, 2015 stock option award was found to be invalid and was voided on June 3, 2016. The aggregate grant date fair value of the option awards granted to Mr. Keown in fiscal 2016, net of the portion of the option award that was voided, was $537,505.

Non-Equity Incentive Plan Compensation (Column G)

The amounts reported in column G represent the aggregate dollar value of the annual incentives earned by the Named Executive Officers under the 2017 Plan for fiscal 2018 and under the STIP for fiscal 2017 and 2016. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.

As a result of the Company’s failure to achieve a threshold level of modified net income in fiscal 2017, none of our Named Executive Officers received a payout under the STIP for fiscal 2017 performance.

In fiscal 2018, the amount of each Named Executive Officer’s award shown in the table above includes earned awards under the Performance Achievement Program and the Integration Achievement Program as

discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Short-Term Cash Incentives.” As a result of our failure to achieve a threshold level of adjusted EBITDA, as determined by the Compensation Committee, our Named Executive Officers did not receive any cash payout under the Performance Achievement Program in fiscal 2018.

All Other Compensation (Column H)

The amounts reported in column H for fiscal 2018 include the following:

All Other Compensation

Name	Perquisites and Other Personal Benefits ($)		Tax Gross-Up Payments ($)(1)	ESOP Allocation(2)($)	Company Contributions to 401(k) Plan(3)($)	Total ($)
Michael H. Keown	—	(4)	—	7,822	8,100	15,922
David G. Robson	49,178	(5)	4,166	7,822	8,100	69,266
Ellen D. Iobst	77,588	(6)	11,041	7,822	8,100	104,551
Scott A. Siers	—	(7)	—	7,822	—	7,822
Thomas J. Mattei, Jr.	—	(8)	—	7,822	8,100	15,922

(1)	Represents tax gross-up payments associated with certain relocation assistance payments and benefits and temporary living expenses disclosed in the column “Perquisites and Other Personal Benefits.”
(2)

Represents the dollar value of ESOP shares allocated to each Named Executive Officer based on compensation earned during calendar 2017 calculated on the basis of the closing price of our Common Stock on June 29, 2018 ($30.55). A participant’s interest in the ESOP becomes 100% vested after five years of service to the Company, subject to accelerated vesting in certain limited circumstances.

(3)

Represents the Company’s discretionary matching contribution under the 401(k) plan. Matching contributions (and any earnings thereon) vest at the rate of 20% for each of the participant’s first 5 years of vesting service, so that a participant is fully vested in his or her matching contribution account after 5 years of vesting service, subject to accelerated vesting under certain limited circumstances. Mr. Siers does not participate in the Company’s 401(k) plan.

(4)	The total value of all perquisites and other personal benefits received by Mr. Keown did not exceed $10,000 in fiscal 2018 and has been excluded from the table.
(5)	Consists of relocation assistance payments and benefits and temporary living expenses ($44,378), and an auto allowance ($4,800) received by Mr. Robson in fiscal 2018.
(6)	Consists of relocation assistance payments and benefits and temporary living expenses ($72,788), and an auto allowance ($4,800) received by Ms. Iobst in fiscal 2018.
(7)	The total value of all perquisites and other personal benefits received by Mr. Siers did not exceed $10,000 in fiscal 2018 and has been excluded from the table.
(8)	The total value of all perquisites and other personal benefits received by Mr. Mattei did not exceed $10,000 in fiscal 2018 and has been excluded from the table.

Total Compensation (Column I)

The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.

Employment Agreements and Arrangements

Severance Agreements

The Company has entered into change in control severance agreements with each of the Named Executive Officers (the “Severance Agreements”), pursuant to which such Named Executive Officers are entitled to receive severance benefits upon termination of employment other than for “Cause,” “Disability” or death, or termination due to resignation from employment for “Good Reason,” in each case, in connection with a “Change in Control” or “Threatened Change in Control” (as each such term is defined in the Severance Agreement). The Severance Agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”). A more detailed description of the severance benefits to which our Named Executive Officers are entitled in connection with a change in control or threatened change in control is set forth below under the heading “Change in Control and Termination Arrangements.”

Employment Agreements

The Company has also entered into employment agreements with each of the Named Executive Officers (the “Employment Agreements”). The Employment Agreements provide for an initial annual base salary which may be adjusted upward or downward by the Company from time to time, subject to a minimum annual base salary as specified in the employment agreement. The Employment Agreements further provide that the Named Executive Officer is entitled to participate in the Company’s short-term incentive plan, with a specified target award equal to a percentage of such Named Executive Officer’s annual base salary. Additionally, the Employment Agreements provide for grants under the Company’s long-term incentive plan as determined by the Compensation Committee, in some cases, upon the commencement of employment as an inducement to joining the Company. In certain cases, the Named Executive Officers have been entitled to specified relocation benefits. Each Named Executive Officer is entitled to all benefits and perquisites provided by the Company to its senior executives, including paid days off, group health insurance, life insurance, 401(k) plan, ESOP, cell phone, Company credit card, Company gas card, expense reimbursement and an automobile allowance. The Employment Agreements contain no specified term of employment, but rather the Named Executive Officer’s employment may be terminated by the Company at any time with or without “Cause” or upon the Named Executive Officer’s resignation with or without “Good Reason,” or due to death or “Permanent Incapacity” (as each such term is defined in the applicable Employment Agreement). Each of the Employment Agreements contains customary provisions protecting our confidential information and intellectual property. They also contain restrictions, for a period of two years following any termination of employment, on the Named Executive Officer’s ability to solicit any customer or prospective customer of the Company or any person employed by the Company to leave the Company. The Employment Agreements require that all disputes between the applicable Named Executive Officer and the Company arising under or in connection with their Employment Agreement will be subject to resolution through arbitration. Upon certain qualifying terminations of employment, the Named Executive Officers may be entitled to certain termination-related payments and benefits. A more detailed description of the termination-related payments and benefits to which our Named Executive Officers are entitled under their Employment Agreements is set forth below under the heading “Change in Control and Termination Arrangements.”

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our Named Executive Officers in fiscal 2018.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards(1)
Name	Grant Date	Date of Action	Threshold ($)		Target ($)		Maximum ($)		Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/ Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Michael H. Keown	—	—	285,000	(4)	570,000	(4)	1,140,000	(4)	—	—	—	—		—		—	—
	—	—	0		285,000	(5)	285,000	(5)	—	—	—	—		—		—	—
	11/10/17	09/29/17	—		—		—		0	9,464	14,196	—		—		—	300,009
	11/10/17	09/29/17	—		—		—		—	—	—	—		28,819	(7)	31.70	300,093

David G. Robson	—	—	123,382	(4)	246,764	(4)	493,528	(4)	—	—	—	—		—		—	—
	—	—	0		123,382	(5)	123,382	(5)	—	—	—	—		—		—	—
	11/10/17	09/29/17	—		—		—		0	4,171	6,256	—		—		—	132,221
	11/10/17	09/29/17	—		—		—		—	—	—	—		12,699	(7)	31.70	132,235
	11/10/17	09/29/17	—		—		—		—	—	—	947	(6)	—		—	30,020
	11/10/17	09/29/17	—		—		—		—	—	—	—		5,764	(8)	31.70	60,021

Ellen D. Iobst	—	—	101,586	(4)	203,171	(4)	406,342	(4)	—	—	—	—		—		—	—
	—	—	0		101,586	(5)	101,586	(5)	—	—	—	—		—		—	—
	11/10/17	09/29/17	—		—		—		0	3,205	4,807	—		—		—	101,599
	11/10/17	09/29/17	—		—		—		—	—	—	—		9,759	(7)	31.70	101,621
	11/10/17	09/29/17	—		—		—		—	—	—	757	(6)	—		—	23,997
	11/10/17	09/29/17	—		—		—		—	—	—	—		4,611	(8)	31.70	48,015

Scott A. Siers	—	—	80,612	(4)	161,223	(4)	322,446	(4)	—	—	—	—		—		—	—
	—	—	0		80,612	(5)	80,612	(5)	—	—	—	—		—		—	—
	11/10/17	09/29/17	—		—		—		0	2,312	3,468	—		—		—	73,290
	11/10/17	09/29/17	—		—		—		—	—	—	—		7,040	(7)	31.70	73,308

Thomas J. Mattei, Jr.	—	—	85,833	(4)	171,666	(4)	343,332	(4)	—	—	—	—		—		—	—
	—	—	0		85,833	(5)	85,833	(5)	—	—	—	—		—		—	—
	11/10/17	09/29/17	—		—		—		0	2,954	4,431	—		—		—	93,642
	11/10/17	09/29/17	—		—		—		—	—	—	—		8,995	(7)	31.70	93,665

(1)

Represents PBRSU awards granted to our Named Executive Officers in fiscal 2018 under the 2017 Plan as part of the Named Executive Officers’ annual long-term incentive awards which cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of cumulative coffee pound sales and cumulative adjusted EBITDA performance goals for the performance period July 1, 2017 through June 30, 2020, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 150% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those financial performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Long-Term Incentives—Fiscal 2018 Awards—Performance-Based Restricted Stock Units.”

(2)	Exercise price of stock option awards is equal to the closing price of the Company’s Common Stock as reported on the NASDAQ Global Select Market on the date of grant.
(3)

Reflects the grant date fair value of stock options, restricted stock and PBRSU awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 18 to our audited consolidated financial statements for the fiscal year ended June 30, 2018, included in our 2018 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for PBRSU awards is based upon the probable satisfaction of the performance conditions as of the grant date.

(4)

Represents annual cash incentive opportunities under the Performance Achievement Program based on the Company’s achievement of adjusted EBITDA and free cash flow targets (collectively weighted at 90%) along with the relative achievement of individual executive officer objectives approved by the Compensation Committee (weighted at 10%) as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Short-Term Cash Incentives.” As a result of our failure to achieve a threshold level of adjusted EBITDA, as determined by the Compensation Committee, our Named Executive Officers did not receive any cash payout under the Performance Achievement Program in fiscal 2018. Annual cash incentive awards earned by our Named Executive Officers for performance in respect of a fiscal year are paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(5)

Represents one-time cash incentive opportunities under the Integration Achievement Program based on achievement of a separate set of performance goals required to be achieved within 90 days following the closing of the Boyd Coffee acquisition relating to the integration of the Boyd Business as discussed in this Proxy Statement under the heading “Compensation Discussion and Analysis—Short-Term Cash Incentives—Integration Achievement Program for Fiscal 2018.” This Integration Achievement Program only applies for fiscal 2018 and will not recur in fiscal 2019. Actual awards under the Integration Achievement Program for fiscal 2018 performance were paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(6)

Represents restricted stock granted to Mr. Robson and Ms. Iobst in fiscal 2018 under the 2017 Plan in connection with commencement of their employment under the terms of their respective employment agreements. The restricted stock cliff vests on the third anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the 2017 Plan and restricted stock award agreement.

(7)

Represents non-qualified stock option awards granted to our Named Executive Officers in fiscal 2018 under the 2017 Plan as part of the Named Executive Officers’ annual long-term incentive awards. One-third of the total number of shares subject to each such stock option vest ratably on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances.

(8)

Represents non-qualified stock options granted to Mr. Robson and Ms. Iobst in fiscal 2018 under the 2017 Plan in connection with commencement of their employment under the terms of their respective employment agreements. One-third of the total number of shares subject to each such stock option vest ratably on each of the first three anniversaries of the grant date, contingent on continued employment, and subject to accelerated vesting in certain circumstances.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth summary information regarding the outstanding equity awards at June 30, 2018 granted to each of our Named Executive Officers.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael H. Keown									—		—		—		—
	23,334	(1)	—		—		11.81	12/07/19	—		—		—		—
	45,470	(2)	—		—		21.33	12/12/20	—		—		—		—
	49,902	(3)	—		—		23.44	02/09/22	—		—		—		—
	16,732	(4)	—		8,366	(4)	29.48	12/03/22	—		—		—		—
	15,241	(5)	—		7,621	(5)	29.48	12/03/22	—		—		—		—
	11,022	(6)	—		22,044	(6)	32.85	11/10/23	—		—		—		—
	—		28,819	(1)	—		31.70	11/10/24	—		—		9,464	(9)	289,125	(10)
David G. Robson	—		12,699	(1)	—		31.70	11/10/24	—		—		4,171	(9)	127,424	(10)
	—		5,764	(1)	—		31.70	11/10/24	947	(7)	28,931	(8)	—		—
Ellen D. Iobst	—		9,759	(1)	—		31.70	11/10/24	—		—		3,205	(9)	97,913	(10)
	—		4,611	(1)	—		31.70	11/10/24	757	(7)	23,126	(8)	—		—
Scott A. Siers	2,720	(1)	—		—		13.09	02/27/20	—		—		—		—
	4,700	(2)	—		—		21.33	12/12/20	—		—		—		—
	9,095	(3)	—		—		23.44	02/09/22	—		—		—		—
	5,813	(4)	—		2,907	(4)	29.48	12/03/22	—		—		—		—
	2,004	(6)	—		4,008	(6)	32.85	11/10/23	—		—		—		—
	—		7,040	(1)	—		31.70	11/10/24	—		—		2,312	(9)	70,623	(10)
Thomas J. Mattei, Jr.	2,720	(1)	—		—		13.09	02/27/20	—		—		—		—
	3,760	(2)	—		—		21.33	12/12/20	—		—		—		—
	4,281	(3)	—		—		23.44	02/09/22	—		—		—		—
	5,813	(4)	—		2,907	(4)	29.48	12/03/22	—		—		—		—
	2,605	(6)	—		5,210	(6)	32.85	11/10/23	—		—		—		—
	—		8,995	(1)	—		31.70	11/10/24	—		—		2,954	(9)	90,245	(10)

(1)

Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(2)

Stock options vest over a three-year period with one-third of the total number of shares of Common Stock subject to each such stock option vesting on the first anniversary of the grant date based on the Company’s achievement of a modified net income target for the first fiscal year of the performance period as approved by the Compensation Committee, and the remaining two-thirds of the total number of shares of Common Stock subject to each such stock option vesting on the third anniversary of the grant date based on the Company’s achievement of a cumulative modified net income target for all three years during the performance period as approved by the Compensation Committee, in each case, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(3)

Stock options vest over a three-year period with one-third of the total number of shares of Common Stock subject to each such stock option vesting on each anniversary of the grant date based on the Company’s achievement of a modified net income target for each fiscal year of the performance period as approved by the Compensation Committee, as well as an ability for each such tranche of each grant to vest in the subsequent fiscal years of the performance period (if applicable) based upon achievement of cumulative modified net income equal to the sum of the individual targets for the fiscal years being accumulated, in each case, contingent on continued employment on the applicable vesting date, and subject to accelerated vesting in certain circumstances.
(4)

Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further 20% of the shares of Common Stock subject to each such stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. The Company met the first-year modified net income goal during fiscal 2016 with respect to these stock options, such that all of the shares of Common Stock subject to these stock options will continue to vest subject to and in accordance with the three-year vesting schedule described above.

(5)

Stock options vest as follows: 7,620 shares of Common Stock subject to the stock option vest on the first anniversary of the date of grant, and 7,621 shares of Common Stock subject to the stock option vest on each of December 3, 2017 and December 3, 2018, in each case, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. Further, 20% of the shares of Common Stock subject to the stock option are subject to forfeiture if the Company fails to achieve modified net income of at least $15,232,000 in the fiscal year during which the award is granted. The Company met the first-year modified net income goal with respect to this stock option, such that all of the shares of Common Stock subject to this stock option will continue to vest subject to and in accordance with the service-based vesting schedule described above.

(6)

Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances. In fiscal 2017, the Company failed to achieve the modified net income target of at least $23,900,000 which resulted in the forfeiture of 20% of the shares subject to the original stock option award. The number of shares underling the stock option award shown in the table is net of such forfeiture.

(7)	Restricted stock cliff vests on the third anniversary of the date of grant, contingent on continued employment through the vesting date, and subject to accelerated vesting in certain circumstances.
(8)	The market value was calculated by multiplying the closing price of our Common Stock on June 29, 2018 ($30.55) by the number of shares of unvested restricted stock.
(9)

PBRSU awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of cumulative coffee pound sales and cumulative adjusted EBITDA performance goals for the performance period July 1, 2017 through June 30, 2020, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 150% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those financial performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee. The target number of PBRSUs is presented in the table.

(10)	The market value was calculated by multiplying the closing price of our Common Stock on June 29, 2018 ($30.55) by the number of shares of Common Stock underlying the unvested PBRSUs.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for each of our Named Executive Officers for the fiscal year ended June 30, 2018.

	Option Awards(1)		Stock Awards
Name	Number of Securities Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Michael H. Keown	68,666	1,432,801	—	—
David G. Robson	—	—	—	—
Ellen D. Iobst	—	—	—	—
Scott A. Siers	—	—	—	—
Thomas J. Mattei, Jr.	—	—	—	—

(1)

If a Named Executive Officer used share withholding to pay the exercise price of stock options or to satisfy the tax obligations with respect to the vesting of restricted stock, the number of shares actually acquired was less than the amounts shown.

Change in Control and Termination Arrangements

Change in Control Agreements

The Company has entered into a Severance Agreement with each of the Named Executive Officers. The Severance Agreements provide certain severance benefits in the event of a termination of employment in connection with a Change in Control (as defined below).

Under each of the Severance Agreements, a “Change in Control” generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals who were members of the Board at the effective time of the Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). Further, a “Threatened Change in Control” generally will be deemed to have occurred upon the first day that any bona fide pending tender offer for any class of the Company’s outstanding shares of Common Stock, any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect, or which would lead to, a Change in Control, as determined by the Incumbent Board, becomes manifest, and will continue in effect when such action is abandoned or a Change in Control occurs.

In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s resignation for “Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.

Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.

Employment Agreements

The Company has entered into an Employment Agreement with each of the Named Executive Officers. Under the Employment Agreements, upon a Named Executive Officer’s termination of employment without “Cause” or upon the Named Executive Officer’s resignation with “Good Reason” (each, as defined in the applicable Employment Agreement), the Named Executive Officer will be entitled to the payments and benefits shown in the tables below. In the case of Ms. Iobst, “Good Reason” includes Ms. Iobst’s retirement after being employed by the Company at least 30 months and only after giving at least 180 days advance written notice of her election to retire. Receipt of any severance amounts under any Employment Agreement is conditioned upon execution of a general release of claims in favor of the Company. Notwithstanding the foregoing, if the Named Executive Officer becomes eligible for severance benefits under the Severance Agreement described above, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Named Executive Officer’s Employment Agreement.

Potential Payments Upon Termination or Change in Control

The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control to which the Named Executive Officers would be entitled. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.

The estimated amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below and, with respect to each Named Executive Officer, assumes that the termination and/or change in control of the Company occurred at June 29, 2018.

Michael H. Keown	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$1,140,000	$1,140,000	$570,000
Annual Incentive Payments	$570,000	$570,000	$—	$570,000	$570,000	$570,000
Value of Accelerated Stock Options	$13,294	$13,294	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—
Value of Accelerated PBRSUs	$61,192	$61,192	$—	$289,125	$—	$—
Vested ESOP Shares/Value of Continued ESOP Participation	$82,791	$82,791	$82,791	$98,432	$98,432	$82,791
Health and Dental Insurance	$—	$—	$—	$23,672	$23,672	$11,836
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$727,276	$727,276	$82,791	$2,146,229	$1,857,104	$1,234,627

David G. Robson	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$705,040	$705,040	$352,520
Annual Incentive Payments	$246,764	$246,764	$—	$246,764	$246,764	$246,764
Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$6,110	$6,110	$—	$28,931	$—	$—
Value of Accelerated PBRSUs	$26,976	$26,976	$—	$127,424	$—	$—
Vested ESOP Shares/Value of Continued ESOP Participation	$7,821	$7,821	$—	$—	$—	$—
Health and Dental Insurance	$—	$—	$—	$23,210	$23,210	$11,605
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$287,671	$287,671	$—	$1,156,369	$1,000,014	$610,889

Ellen D. Iobst	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$677,236	$677,236	$338,618
Annual Incentive Payments	$203,171	$203,171	$—	$203,171	$203,171	$203,171
Value of Accelerated Stock Options	$—	$—	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$4,888	$4,888	$—	$23,126	$—	$—
Value of Accelerated PBRSUs	$20,713	$20,713	$—	$97,913	$—	$—
Vested ESOP Shares/Value of Continued ESOP Participation	$7,821	$7,821	$—	$—	$—	$—
Health and Dental Insurance	$—	$—	$—	$23,210	$23,210	$11,605
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$236,593	$236,593	$—	$1,049,656	$928,617	$553,394

Scott A. Siers	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$586,264	$586,264	$293,132
Annual Incentive Payments	$161,223	$161,223	$—	$161,223	$161,223	$161,223
Value of Accelerated Stock Options	$2,665	$2,665	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—
Value of Accelerated PBRSUs	$14,939	$14,939	$—	$70,632	$—	$—
Vested ESOP Shares/Value of Continued ESOP Participation	$66,355	$66,355	$66,355	$81,996	$81,996	$66,355
Health and Dental Insurance	$—	$—	$—	$15,242	$15,242	$7,621
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$245,182	$245,182	$66,355	$940,357	$869,725	$528,331

Thomas J. Mattei, Jr.	Death	Disability	Retirement	Change in Control and Involuntarily Terminated or Resignation for Good Reason within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Base Salary Continuation	$—	$—	$—	$624,240	$624,240	$312,120
Annual Incentive Payments	$171,666	$171,666	$—	$171,666	$171,666	$171,666
Value of Accelerated Stock Options	$2,665	$2,665	$—	$—	$—	$—
Value of Accelerated Restricted Stock	$—	$—	$—	$—	$—	$—
Value of Accelerated PBRSUs	$19,094	$19,094	$—	$90,245	$—	$—
Vested ESOP Shares/Value of Continued ESOP Participation	$63,941	$63,941	$63,941	$79,583	$79,583	$63,941
Dental Insurance	$—	$—	$—	$1,088	$1,088	$544
Outplacement Services	$—	$—	$—	$25,000	$25,000	$—

Total Pre-Tax Benefit	$257,366	$257,366	$63,941	$991,822	$901,577	$548,271

Base Salary Continuation

Severance Agreements

Under each Severance Agreement, if (i) a Change in Control occurs and a Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s resignation for Good Reason, or (ii) a Threatened Change in Control occurs and the executive officer’s employment is terminated during the “Threatened Change in Control Period” (as defined in the Severance Agreement) by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason (each, a “Change in Control Qualifying Termination”), such Named Executive Officer will be entitled to base salary continuation for a period of 24 months, such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.

Employment Agreements

Under the Employment Agreements, upon a termination of employment by the Company without Cause or resignation by the Named Executive Officer for Good Reason (a “Non-Change in Control Qualifying Termination”), the Named Executive Officer will continue to receive his or her base salary for a period of one year from the effective termination date, such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.

Bonus and Annual Incentive Payments

Severance Agreements

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Named Executive Officer will receive a lump sum payment equal to 100% of the executive officer’s target annual cash bonus for the fiscal year in which the date of termination occurs (or, if no target annual cash bonus has been assigned as of the date of termination, the average annual cash bonus paid to such Named Executive Officer for the last three completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three).

Employment Agreements

Under the Employment Agreements, if a Named Executive Officer’s employment is terminated due to death or Permanent Incapacity, the Named Executive Officer, or his or her estate in the event of his or her death, will receive an amount equal to his or her target annual cash bonus for the fiscal year in which the termination is effective, prorated for the partial fiscal year ending on the effective termination date. Payment of such amount will be made in a lump sum within 30 days after any such death or termination.

Additionally, under the Employment Agreements, if a Non-Change in Control Qualifying Termination Occurs, the Named Executive Officer will receive a bonus for the fiscal year in which the date of termination is effected based on the amount of his or her target annual cash bonus award for such fiscal year and, in the case of all of the Named Executive Officers other than Mr. Keown, the degree of achievement of performance criteria under the plan, with individual performance criteria deemed to be achieved at 100%, prorated for the partial fiscal year ending on the effective termination date. Payment of such amount will be made in a lump sum at the same time as annual bonuses are paid to the Company’s senior executives under the plan for the fiscal year but in no event later than two and one-half (2-1/2) months following the end of the Company’s fiscal year in which the separation from service occurs.

Amounts shown in the tables above reflect fiscal 2018 target annual cash incentive awards under the 2017 Plan based on the Company’s achievement of adjusted EBITDA and free cash flow, and exclude the one-time Boyd Coffee Integration Incentive award under the 2017 Plan in fiscal 2018.

Value of Accelerated Vesting of Equity Awards

Under the terms of the Named Executive Officers’ outstanding awards, in the event of death or “Disability” (as defined in the applicable plan):

•	a pro rata portion of any unvested stock options granted under the Prior Plans will vest;

•	100% of any unvested stock options granted under the 2017 Plan will vest;

•	a pro rata portion of any unvested restricted stock granted under the 2017 Plan will vest; and

•

outstanding PBRSUs will remain outstanding and the participant will be eligible to earn a pro-rata portion of the number of PBRSUs that would have been earned based on actual performance through the end of the performance period (amounts shown in the tables above assume 100% of the target PBRSUs were earned at the end of the performance period).

Under the applicable award agreement, if a Change in Control (as defined in the applicable plan) occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the applicable plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. In the case of PBRSUs, the vested shares will be a prorated number of the target PBRSUs. The amounts in the tables above assume all awards were continued, converted, assumed, or replaced in connection with a Change in Control.

Under the 2017 Plan award agreements, if there is a Change in Control and the Named Executive Officer’s employment is terminated by the Company without Cause or by the participant for Good Reason (as such terms are defined in the 2017 Plan or award agreement), in either case, within twenty-four months following the Change in Control:

•	100% of any unvested stock options granted under the 2017 Plan will vest;

•	100% of any unvested restricted stock granted under the 2017 Plan will vest; and

•	the target number of PBRSUs will be deemed to have immediately vested as of the date of termination of service.

The value of accelerated awards shown in the tables above was calculated using the closing price of our Common Stock on June 29, 2018 ($30.55). The value of accelerated stock options is based on the difference between the exercise price and such closing price for all accelerated stock options that were in-the-money as of such date.

Under the applicable plan, the plan administrator also has discretionary authority regarding accelerated vesting of awards in certain circumstances. The amounts in the tables above assume such discretionary authority was not exercised.

Vested ESOP Shares/Value of Continued ESOP Participation

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, subject to eligibility provisions of the ESOP, the Named Executive Officer will continue to participate in the ESOP during the 24-month period following the date of termination unless the Named Executive Officer commences other employment prior to the end of the 24-month period, in which case, such participation will end on the date the Named Executive Officer commences new employment. In addition, upon termination of employment for any reason, including death, disability, retirement or other termination, the Named Executive Officer will be entitled to his or her vested benefits under the ESOP. Estimated ESOP benefits shown in the tables above reflect the value of vested allocated shares in the ESOP plus, in the case of a Change in Control Event, annual allocations of ESOP shares to qualified employees based on the 2017 allocation, assuming sufficient shares are available for allocation under the ESOP. The estimated value of the ESOP shares is based on $30.55 per share, the closing price of our Common Stock on June 29, 2018.

Participants become 100% vested under the ESOP upon death, disability and, subject to certain eligibility requirements, retirement.

Health and Dental Insurance

Severance Agreements

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the health, dental, and life insurance benefits coverage provided to the Named Executive Officer at his or her date of termination will be continued by the Company during the 24-month period following the Named Executive Officer’s date of termination unless he or she commences employment prior to the end of the 24-month period and qualifies for substantially equivalent insurance benefits with his or her new employer, in which case such insurance coverage will end on the date of qualification. The Company will generally provide for such insurance coverage at its expense at the same level and in the same manner as in effect at the applicable date of termination. Any additional coverage the Named Executive Officer had at the time of termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. If the terms of any benefit plan do not permit such continued coverage, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the Named Executive Officer’s participation in the Company’s health and/or dental insurance program offered to all non-union employees.

Employment Agreements

Under the Employment Agreements, if a Non-Change in Control Qualifying Termination occurs, the Named Executive Officer will continue to receive partially Company-paid COBRA coverage under the Company’s health care plan for a period of one year after the effective termination date.

Company Benefit Plans

The tables and discussion above do not reflect the value of accrued and unused paid days off, disability benefits under the Company’s group health plan, the value of retiree medical, vision and dental insurance benefits, and group life insurance, if any, that would be paid and/or provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.

Outplacement Services

Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Company will provide the Named Executive Officer with outplacement services at the expense of the Company, in an amount up to $25,000.

CEO to Median Employee Pay Ratio

In accordance with applicable SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees, excluding our CEO. For fiscal 2018, as calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the annual total compensation of our CEO was $1,466,782 as disclosed in the “Summary Compensation Table” appearing on page 50, the median of the annual total compensation of our other employees was $58,348, and the ratio of our CEO’s annual total compensation to the median of the annual total compensation of our other employees was 25 to 1.

We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We determined our median employee based on total direct compensation paid to all of our employees (consisting of approximately 1,562 individuals as of June 30, 2018) for the fiscal year ended June 30, 2018. As is permitted by the applicable SEC rules, the number of employees used omits 19 individuals that we hired during the fiscal year in connection with the acquisition of the Boyd Business. Total direct compensation was calculated using internal human resources records and included base salary (wages earned based on our payroll records), annual cash incentive awards earned for the period (and target sales incentive awards for our sales force), and the annual grant date fair value of long-term incentive awards during fiscal 2018.

Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Additionally, due to our emphasis on pay-for-performance and the structure of our performance-based compensation for our CEO, his total direct compensation can be highly variable. Consequently, in years during which we exceed target objectives for our performance-based compensation programs and experience an increased stock price, the ratio of our CEO’s pay to our median employee is likely to be higher than in other periods.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION

PAID TO OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking your vote, on an advisory (non-binding) basis, on the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosure, as provided on pages 30 through 64 of this Proxy Statement. Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to align the interest of our Named Executive Officers with those of our stockholders, and to reward our leadership for, and incentivize them towards, increasing stockholder value.

We urge our stockholders to review the Compensation Discussion and Analysis section of this Proxy Statement and the related executive compensation tables for more information.

Vote Required

The approval of the advisory (non-binding) vote to approve the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of the vote to approve the compensation paid to the Company’s named executive officers because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.

The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.

We currently conduct annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on executive compensation will be held at our 2019 Annual Meeting of Stockholders.

Recommendation

The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and aligns our executives’ interests with our stockholders’ interests to support long-term value creation.

The following resolution will be submitted for a stockholder vote at the Annual Meeting:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL

OF THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE

THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4

APPROVAL OF THE COMPANY’S FORUM SELECTION BY-LAW

On October 14, 2018, the Board of Directors adopted an amendment (the “Amendment”) to the Company’s By-Laws to add a forum selection by-law in Section 7.5 of Article VII of the By-Laws. Stockholder approval was not required, but the Board has nevertheless decided to request that stockholders approve the Amendment.

The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Company to the Company or to the Company’s stockholders, (iii) any action arising pursuant to any provision of the Delaware General Corporation Law (“DGCL”) or the Company’s Certificate of Incorporation or By-Laws (as either may be amended from time to time), (iv) any action asserting a claim against the Company governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as the term is defined in Section 115 of the DGCL shall be the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware). Under the Amendment, stockholders are deemed to have given consent to personal jurisdiction for such actions in such forum. The full text of the Amendment is attached as Appendix A to this Proxy Statement.

Although stockholder approval is not required to amend the By-Laws, the Board of Directors believes this is an important issue and that it is in the best interests of the Company and its stockholders to seek a stockholder vote to approve the Amendment. When approving the Amendment, the Board of Directors made such approval subject to approval by the Company’s stockholders. If stockholder approval is not obtained, the Amendment will be made void and of no further force or effect.

Background and Reasons for Forum Selection By-Law

The Board believes that the Company and its stockholders will benefit from having intra-corporate disputes litigated in the State of Delaware, where the Company is incorporated and whose laws govern such disputes. This by-law is intended to benefit the Company and its stockholders in significant part by directing litigation to a single Delaware court, which will apply its own state law with a well-established body of precedent, thereby reducing the risk and expense of concurrent, multi-jurisdictional litigation, saving Company resources (money and management attention) and leading to a single, more predictable outcome in litigation involving corporate governance and internal affairs. The Board approved the Amendment as a good governance measure in light of the incidence of such suits and multi-forum litigation.

In adopting the Amendment and determining that doing so is in the best interests of the Company and its stockholders, the Board considered various factors, including, among others:

•	prevailing market practice and perspectives on such provisions;

•

the importance to the Company and its stockholders of reducing litigation costs and preventing corporate resources from being unnecessarily diverted to address duplicative, costly and wasteful multi-forum litigation;

•	the value of facilitating consistency and predictability in litigation outcomes for the benefit of the Company and its stockholders;

•	that the Company is incorporated under the laws of the State of Delaware;

•

that the Delaware courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance;

•	that the Amendment limits forum shopping by plaintiffs’ lawyers and may discourage illegitimate claims;

•	that adopting such an exclusive forum provision covering specified claims does not materially change the substantive legal claims available to stockholders;

•

that the Company will retain the ability to consent to an alternative forum in appropriate circumstances where the Company determines that its interests and those of its stockholders are best served by permitting a particular dispute to proceed in a forum other than Delaware;

•

new Section 115 of the Delaware General Corporation Law and case law developments upholding the authority of the board of directors to adopt such a provision and confirming its validity and enforceability;

•	case law developments outside of Delaware enforcing such provisions; and

•	the benefit of having the Board deliberate on whether to adopt such a provision when it is not being proposed in response to actual or threatened litigation.

The Board believes that it is in the best interest of stockholders to take preventive measures before the Company and its stockholders are harmed by such litigation. The Amendment was not adopted by the Board in reaction to any specific litigation confronting the Company, though the Company has had to deal with such claims and threatened claims in the past. Rather, this action was taken to prevent potential future harm to the Company and its stockholders.

This type of litigation has become more prevalent over time, and the cost of litigating and/or settling these cases is an unwelcome draw against Company resources. Similarly, these matters require the attention of senior management. Having to defend against these cases in varied jurisdictions can increase the challenge of managing and obtaining results that benefit the Company and its stockholders and, so, increase costs. Moreover, the complexity of these types of matters can make them ill-suited for resolution in state courts that are not familiar with the issues and case law and that have to handle a docket that is much more diverse and less specialized in this area of the law. Recent trends and holdings exacerbate the situation. So called “event-driven” shareholder derivative suits have been on the rise. It is expected that the U. S. Supreme Court’s recent holding in the Cyan, Inc. v. Beaver County Employees Retirement Fund matter will lead to more class actions under the Securities Act of 1933 in state courts because that holding made removal to federal courts more difficult. When there are ways to make it more efficient for the Company to address successfully these type of matters, in ways that reduce distraction and reduce the use of Company resources that could otherwise be devoted to endeavors that drive long-term growth, the Company believes that it is its duty to implement these measures in the interest of its stockholders and the long-term value of their investment in the Company.

The Board is committed to strong corporate governance practices, as evidenced by this proposal. A description of our key corporate governance practices appears under “Corporate Governance” above.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Series A Preferred Stock (on an as-converted basis voting together with the Common Stock as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote thereat is required to approve the Amendment. Abstentions will have the same effect as votes “against” the proposal. Broker non-votes will not affect the outcome of this proposal because shares held by a bank, broker or other nominee who has not received instructions from the beneficial owner of the shares as to how the shares are to be voted on the proposal are not entitled to vote on such proposal at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

APPROVAL OF THE COMPANY’S FORUM SELECTION BY-LAW.

DIRECTOR COMPENSATION

Non-Employee Director Compensation

The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.

In fiscal 2018, Meridian assisted the Compensation Committee with matters related to non-employee director compensation. Meridian provided a competitive market analysis using the same peer group as was used to benchmark executive compensation levels as listed in the Compensation Discussion and Analysis section of this Proxy Statement. As a result of the market analysis and Meridian recommendations, effective December 8, 2017, the Committee made changes to the Company’s fiscal 2018 non-employee director compensation program to better align with market and assist in recruitment of Board members, and, in light of the increasing Board and committee meeting frequency over the past few years, in an effort to stabilize the compensation amounts that were increasing as a result of the meeting frequency.

The changes in the new fiscal 2018 non-employee director compensation program are as follows:

Form of Non-Employee Director Compensation	Previous Non-Employee Director Compensation Program	New Fiscal 2018 Director Compensation Program

Annual Board Cash Retainer	$37,000	$60,000

Committee Chair Cash Retainer	$7,500 for Compensation Committee and Nominating and Corporate Governance Committee $15,000 for Audit Committee	$10,000 for Compensation Committee and Nominating and Corporate Governance Committee $15,000 for Audit Committee

Non-Chair Committee Cash Retainer	—	$7,500 for Compensation Committee and Nominating and Corporate Governance Committee $10,000 for Audit Committee

Chairman of the Board Cash Retainer	$20,000, with additional fees paid for committee service	$50,000, with no additional fees for committee service

Chairman Emeritus Cash Retainer	$10,000, with additional fees paid for committee service	—

Meeting Fees	$2,000 for each Board or Executive Committee meeting, and $2,500 for each Compensation Committee, Audit Committee or Nominating and Corporate Governance Committee meeting, subject to maximum daily meeting fees of $4,500	$2,000 only paid for Board or committee meetings in excess of seven in the fiscal year

Annual Equity Award Value	$30,000	$65,000

Form of Non-Employee Director Compensation	Previous Non-Employee Director Compensation Program	New Fiscal 2018 Director Compensation Program
Expense Reimbursement	Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education	Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education

Other	Per diem fees associated with Board or committee service beyond the service which was intended to be covered by the annual retainer and per meeting fees	—

The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. In fiscal 2018, the annual grant of restricted stock was made on December 8, 2017. Each non-employee director received a grant of 1,901 shares of restricted stock based on the closing price per share of our Common Stock on December 8, 2017 ($34.20). Such grants cliff vest on the earlier of the one-year anniversary of the grant date, or the date of the first annual meeting of the Company’s stockholders immediately following the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the 2017 Plan and the restricted stock award agreement.

Stock Ownership Guidelines

Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least $150,000, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.

Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable): (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.

Director Compensation Table

The following table shows fiscal 2018 non-employee director compensation:

Director(1)	Fees Earned or Paid in Cash($)	Stock Awards($)(2)	Change in Pension Value ($)(3)	All Other Compensation ($)(4)	Total( $)
Hamideh Assadi	48,750	—	—	2,471	51,221
Guenter W. Berger	44,500	—	—	17,777	62,277
Allison M. Boersma	38,750	65,014	—	—	103,764
Randy E. Clark	122,000	65,014	—	—	187,014
Jeanne Farmer Grossman	58,500	65,014	—	—	123,514
Charles F. Marcy	96,250	65,014	—	—	161,264
Christopher P. Mottern	108,000	65,014	—	—	173,014
David W. Ritterbush	37,500	65,014	—	—	102,514

(1)	Mr. Keown, the Company’s President and Chief Executive Officer, is not included in this table since he received no additional compensation for his service as a director in fiscal 2018.
(2)

Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2018, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 18 to our audited consolidated financial statements for the fiscal year ended June 30, 2018, included in our 2018 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The aggregate number of shares of restricted stock outstanding at June 30, 2018 for each non-employee director were as follows: Ms. Boersma, 1,901 shares; Mr. Clark, 2,230 shares; Ms. Grossman, 2,230 shares; Mr. Marcy, 2,230 shares; Mr. Mottern, 2,230 shares; and Mr. Ritterbush, 1,901 shares. Hamideh Assadi and Guenter W. Berger stepped down as Class II directors at the 2017 Annual Meeting at the end of their terms and did not own any shares of restricted stock as of June 30, 2018.

(3)

Represents the aggregate change in the actuarial present value of the accumulated benefit under all defined benefit and actuarial pension plans from the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2017 to the pension plan measurement date used for financial statement reporting purposes with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2018. The aggregate change in the actuarial present value of the accumulated benefit under the Company’s defined benefit pension plan for Ms. Assadi and Mr. Berger was ($18,803) and ($61,607), respectively, due to a higher discount rate and payment of benefits to Ms. Assadi and Mr. Berger under the plan in fiscal 2018.

(4)

All Other Compensation for Ms. Assadi includes life insurance premiums paid by the Company under the Company’s postretirement death benefit plan ($2,030) and the economic benefit of the associated life insurance policy ($441). All Other Compensation for Mr. Berger includes life insurance premiums paid by the Company under the Company’s postretirement death benefit plan ($14,357) and the economic benefit of the associated life insurance policy ($3,420).

Director Indemnification

Under Farmer Bros.’ Certificate of Incorporation and By-Laws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board of Directors has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Company’s Board of Directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.

The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the Delaware General Corporation Law. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness and transactions involving employment, consulting or similar arrangements, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.

The Company maintains a related person master list to assist in identifying related person transactions, which is distributed by the Company’s Chief Legal Officer to the Company’s executive officers; the function or department managers responsible for purchasing goods or services for the Company and its subsidiaries; the director of accounts payable and the director of accounts receivable for the Company and its subsidiaries; and any other persons whom the Audit Committee, the Chief Compliance Officer or the Chief Legal Officer may designate.

Upon referral by the Chief Compliance Officer, Chief Legal Officer or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:

•

The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;

•	Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;

•

The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;

•

Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and

•	Such additional factors as the Audit Committee determines relevant.

Following review, the Audit Committee will approve or ratify in writing any related person transaction determined by the Audit Committee to be in, or not inconsistent with, the best interests of the Company and its stockholders.

The Audit Committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting;

(ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest. Any member of the Audit Committee who has or whose immediate family member has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related person transaction.

The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and NASDAQ rules.

Related Person Transactions

Scott W. Bixby, former Company Senior Vice President, General Manager—Direct Store Delivery, retired as an executive officer of the Company effective July 31, 2017 and as an employee of the Company effective September 30, 2017. In fiscal 2018, the Company paid Mr. Bixby $253,768, consisting of: (i) base salary of $70,615; (ii) PDO of $30,153; (iii) an auto allowance of $1,108; and (iv) lump sum severance of $153,000, less required taxes and withholdings, under a Settlement Agreement and Mutual General Release entered into on February 6, 2018, between the Company and Mr. Bixby. Under the Settlement Agreement, Mr. Bixby and the Company entered into a general release of claims and covenant not to sue. Additionally, Mr. Bixby agreed to certain covenants regarding cooperation with the Company in connection with any litigation then pending or thereafter brought against the Company or other released parties. Since Mr. Bixby was not a Named Executive Officer in fiscal 2018, the foregoing transactions are not included in the Summary Compensation Table above.

Jonathan Michael Waite, the son of Carol Farmer Waite who is the beneficial owner of more than 5% of the Company’s voting securities, served as a non-executive employee of the Company in the position of Vice President, Construction Management through January 31, 2017, when his position was eliminated. Pursuant to a confidential general release and separation agreement entered into in fiscal 2017 between the Company and Mr. Waite, in fiscal 2018 the Company paid Mr. Waite an aggregate of $214,802, less required taxes and withholdings, consisting of: (i) severance benefits of $181,784; (ii) a prorated bonus award under the Company’s short-term incentive plan for non-executive employees of $32,403 (paid in fiscal 2018 for fiscal 2017 performance); and (iii) $615 representing the Company’s 401(k) match for fiscal 2017 service. Receipt of severance and the foregoing benefits was conditioned upon, among other things, Mr. Waite having executed a general release of claims in favor of the Company.

AUDIT MATTERS

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2018.

The Audit Committee has discussed with Deloitte the matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte that firm’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2018 Form 10-K for filing with the SEC.

Audit Committee of the Board of Directors

Christopher P. Mottern, Chair

Allison M. Boersma

Randy E. Clark

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed by Deloitte for fiscal 2018 and 2017 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. The Audit Committee approved all audit and permissible non-audit services provided by Deloitte in accordance with the pre-approval policies and procedures described below.

Type of Fees	Fiscal 2018	Fiscal 2017
Audit Fees	$1,203,000	$964,000
Audit-Related Fees	—	—
Tax Fees	68,757	111,274
All Other Fees	2,020	2,020

Total Fees	$1,273,777	$1,077,294

Audit Fees

“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2018 consisted of fees associated with the audit of the Company’s fiscal 2018 annual financial statements, the audit of internal control over financial reporting in fiscal 2018, the review of the Company’s quarterly reports on Form 10-Q, services associated with an SEC registration statement, issuance of a preferability letter in connection with the Company’s changes in accounting principles, and accounting advisory services in connection with the impact of new accounting standards. Audit fees for fiscal 2017 consisted of fees associated with the audit of the Company’s fiscal 2017 annual financial statements, the audit of internal control over financial reporting in fiscal 2017, the review of the Company’s quarterly reports on Form 10-Q, and services associated with an SEC registration statement.

Audit-Related Fees

“Audit-Related Fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” In fiscal 2018 and 2017, the Company paid no fees to Deloitte in this category.

Tax Fees

“Tax Fees” are fees for tax compliance, planning, advice and consultation services, including state tax representation and miscellaneous consulting on federal and state taxation matters. Tax fees for fiscal 2018 consisted of fees associated with tax due diligence services, tax compliance and advisory services, certain tax services in connection with the Company’s 2017 federal and state tax returns, and tax compliance services related to the change in tax method of accounting. Tax fees for fiscal 2017 consisted of fees for tax due diligence services, tax compliance and advisory services, and certain tax services in connection with the Company’s 2016 federal and state income tax returns.

All Other Fees

“All Other Fees” are fees for any services not included in the first three categories. All other fees in fiscal 2018 and 2017 consisted of subscription fees paid to Deloitte for an online accounting research tool, in the amount of $2,020.

Pre-Approval of Audit and Non-Audit Services

Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.

In fiscal 2018, there were no fees paid to Deloitte under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS

Annual Report and Form 10-K

The 2018 Annual Report to Stockholders (which includes the Company’s 2018 Form 10-K) accompanies this Proxy Statement. The 2018 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2018 Form 10-K, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer. The Company’s 2018 Form 10-K is also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s 2018 Form 10-K and exhibits are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a). To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from certain reporting persons that no other reports were required during the fiscal year ended June 30, 2018, its officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements, with the exception of Jeanne Farmer Grossman who filed one late Form 4 on March 16, 2018 to report the sale of 10,000 and 2,080 shares on March 12 and March 13, 2018, respectively.

Stockholder Proposals and Nominations

Proposals Pursuant to Rule 14a-8

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s Proxy Statement and form of proxy for consideration at the Company’s 2019 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2019 Proxy Statement, stockholder proposals must be received by the Company at its principal executive offices no later than July 1, 2019 and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.

Proposals and Nominations Pursuant to the Company’s By-Laws

The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s Proxy Statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2019 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than August 8, 2019, and no later than September 7, 2019, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2019 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2018 Annual Meeting of Stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2019 Annual Meeting was mailed or public disclosure of the date of the 2019 Annual Meeting was made, whichever first occurs.

The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (888) 998-2468, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.

Forward-Looking Statements

Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2018 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “assumes” and other words of similar meaning. Owing to the uncertainties inherent in forward-looking statements, actual results could differ materially from those set forth in forward-looking statements. We intend these forward-looking statements to speak only at the time of this Proxy Statement and do not undertake to update or revise these statements as more information becomes available except as required under federal securities laws and the rules and regulations of the SEC. Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the success of our corporate relocation plan, the timing and success of implementation of our direct-store-delivery restructuring plan, our success in consummating acquisitions and integrating acquired businesses, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in Company performance, the capacity to meet the demands of the Company’s large national account customers, the extent of execution of plans for the growth of Company business and achievement of financial metrics related to those plans, the success of the Company to retain and/or attract qualified employees, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price risk, changes in consumer preferences, our ability to provide sustainability in ways that do not materially impair profitability, changes in the strength of the economy, business conditions in the coffee industry and food industry in general, the Company’s continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in Part I, Item 1A of our 2018 Form 10-K, and other factors described from time to time in our filings with the SEC.

[●], 2018	By Order of the Board of Directors

THOMAS J. MATTEI, JR. Chief Legal Officer and Secretary

APPENDIX A

FORUM SELECTION BYLAW

ARTICLE VII

GENERAL PROVISIONS

Section 7.5. Forum for Certain Actions. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery (the “Chancery Court”) of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Corporation to the Corporation or to the Corporation’s stockholders, (iii) any action arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these By-Laws (as either may be amended from time to time), (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as the term is defined in Section 115 of the DGCL. If any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Appendix A

PRELIMINARY PROXY MATERIAL SUBJECT TO COMPLETION

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below:   ☐

TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL, AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW,

SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors recommends that stockholders vote “FOR” the director nominees listed below.

1. To elect two Class III directors for a three-year term expiring at the 2021 Annual Meeting of Stockholders.	01 Randy E. Clark 02 Stacy Loretz-Congdon	☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

The Board of Directors recommends that stockholders vote “FOR” Proposal Nos. 2, 3 and 4 listed below.

2. Ratification of selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.	☐	For	☐	Against	☐	Abstain

3. Non-binding, advisory vote to approve compensation paid to the Company’s named executive officers.	☐	For	☐	Against	☐	Abstain

4. Approval of the Company’s forum selection by-law to provide that the courts located within the State of Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.	☐	For	☐	Against	☐	Abstain

The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted “FOR” each nominee named in Proposal No. 1, and “FOR” Proposal Nos. 2, 3 and 4, and in accordance with the discretion of the persons appointed as proxies on such other matters as may properly come before the Annual Meeting, including any continuation, postponement or adjournment thereof, and any other matters incident to the conduct of the Annual Meeting. The Board of Directors knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in the accompanying Proxy Statement. If either of the director nominees should be unable to serve or for good cause will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.

If you plan to attend the Annual Meeting in person, you can obtain directions to the Dallas/Fort Worth Marriott Solana, 1301 Solana Boulevard, Building 3, Westlake, Texas 76262 at http//proxy.farmerbros.com.

Date

Signature(s) in Box
Please sign exactly as your name(s) appears on the proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

FARMER BROS. CO.

ANNUAL MEETING OF STOCKHOLDERS

Thursday, December 6, 2018

10:00 a.m. Central Standard Time

Annual Meeting to be held at:

Dallas/Fort Worth Marriott Solana

1301 Solana Boulevard, Building 3

Westlake, Texas 76262

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2018

The Notice of 2018 Annual Meeting of Stockholders, Proxy Statement, 2018 Annual Report on Form 10-K

and form proxy card are available at: http://proxy.farmerbros.com.

Farmer Bros. Co. 1912 Farmer Brothers Drive Northlake, Texas 76262	Proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON DECEMBER 6, 2018.

The undersigned stockholder of Farmer Bros. Co., a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated [●], 2018, and hereby constitutes and appoints Michael H. Keown, David G. Robson, and Thomas J. Mattei, Jr. or any of them acting singly in the absence of the others, with full power of substitution and re-substitution in any of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock, par value $1.00 per share, and all shares of the Company’s Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share, on an as-converted basis voting together with the shares of Common Stock as a single class, in each case, held by the undersigned, at the Annual Meeting of Stockholders to be held at the Dallas/Fort Worth Marriott Solana, 1301 Solana Boulevard, Building 3, Westlake, Texas 76262, on December 6, 2018 at 10:00 a.m., Central Standard Time, and at any continuation, postponement or adjournment thereof, hereby revoking any proxy or proxies heretofore given, including any proxy previously given by telephone or Internet, and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the matters set forth on the reverse.

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE	PHONE	MAIL
www.proxypush.com/farm	1-866-883-3382

Use the Internet to vote your proxy until 11:59 p.m. (CT) on December 5, 2018.	Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on December 5, 2018.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.